                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            MACROVISION CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------
      2.    Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------
      4.    Proposed maximum aggregate value transaction:

            --------------------------------------------------------------------
      5.    Total fee paid:

            --------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

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      4.    Date Filed:

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

                             MACROVISION CORPORATION
                            2830 De La Cruz Boulevard
                          Santa Clara, California 95050
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD THURSDAY, JUNE 6, 2002

                              --------------------

TO OUR STOCKHOLDERS:

      The annual meeting of stockholders of Macrovision Corporation will be held at 2830 De La Cruz Boulevard, Santa Clara, California at 10:00 a.m. on Thursday, June 6, 2002.

      At our meeting we will ask you to act on the following matters:

            1. Election of Directors. You will have the opportunity to elect seven members of the board of directors for a term of one year. The following seven persons are our nominees: John O. Ryan; William A. Krepick; Matthew Christiano; Donna S. Birks; William Stirlen; Thomas Wertheimer; and Steven G. Blank.

            2. Amendment to our 2000 Equity Incentive Plan. You will be asked to approve an amendment to our 2000 Equity Incentive Plan to increase the number of shares reserved for issuance by an additional 1,800,000 shares.

            3. Amendment to our 1996 Directors Stock Option Plan. You will be asked to approve an amendment to our 1996 Directors Stock Option Plan to increase the number of shares reserved for issuance by an additional 200,000 shares.

            4. Amendment to our 1996 Employee Stock Purchase Plan. You will be asked to approve an amendment to our 1996 Employee Stock Purchase Plan to increase the number of shares reserved for issuance by an additional 250,000 shares.

            5. Appointment of Auditors. You will be asked to ratify the selection of KPMG LLP as our independent auditors for the year ending December 31, 2002.

            6. Other Business. If other business is properly raised at the meeting or if we need to adjourn the meeting, you will also vote on these matters.

      If you were a stockholder as of the close of business on April 25, 2002, you are entitled to vote at this meeting.

      We cordially invite all stockholders to attend the meeting in person. To assure your representation at the meeting, however, you are urged to mark, sign, date and return the enclosed proxy card as soon as possible in the enclosed postage-prepaid envelope.

      WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY MAIL YOUR PROXY IN THE ENVELOPE PROVIDED. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING, AND, IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES IN PERSON.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ IAN R. HALIFAX
                                        ---------------------------------------
                                        Ian R. Halifax, Secretary

Dated:  May 6, 2002

                                TABLE OF CONTENTS

                                                                            Page

PROXY STATEMENT                                                               1

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING                               1

    Why Did You Send Me This Proxy Statement?                                 1

    What Constitutes a Quorum?                                                1

    How Many Directors Have Been Nominated?                                   1

    How Are Directors Nominated?                                              2

    How Many Votes Do I Have?                                                 3

    What Vote is Required for Each Proposal?                                  3

    What Are the Recommendations of the Board of Directors?                   4

    How Do I Vote by Proxy?                                                   4

    May I Change My Vote After I Return My Proxy Card?                        5

    Who Will Pay the Costs of Solicitation of Proxies?                        5

    Will There Be Any Other Matters Considered at the Annual Meeting?         5

INFORMATION ABOUT MACROVISION STOCK OWNERSHIP                                 6

    Who Are the Largest Owners of Macrovision's Common Stock?                 6

    How Much Stock Do Macrovision Directors and Officers Own?                 7

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS                            8

    Who Are Our Directors and Executive Officers?                             8

    What is the Background of Our Executives Who Are Not Directors?           8

    What Are the Responsibilities of Our Board of Directors and Committees?  10

    Audit Committee Report                                                   10

    How Do We Compensate Directors?                                          12

    How Do We Compensate Executive Officers?                                 13

    Compensation Committee Report on Executive Compensation                  16

        What Is Our Philosophy on Executive Compensation?                    16

        Is the Compensation We Pay Our Executives Deductible?                17

        How Do We Compensate Our Chief Executive Officer?                    18

    Compensation Committee Interlocks and Insider Participation              18

    Performance Graph                                                        19

    Certain Relationships and Related Transactions                           21

    Section 16(a) Beneficial Ownership Reporting Compliance                  21

                                TABLE OF CONTENTS

                                                                            Page

DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD                             22

PROPOSAL 1: ELECTION OF DIRECTORS                                            22

    Who Are the Seven Directors Standing for Election?                       22

PROPOSAL 2: AMEND THE 2000 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF
    SHARES UNDERLYING THE OPTIONS                                            25

    General                                                                  25

    Why Do We Need to Increase the Shares Reserved for Issuance?             25

    What Is the Proposed Amendment to the Equity Plan?                       25

    What Is the Purpose of the Equity Plan and Who Is Eligible to
      Participate?                                                           26

    How Many Shares Will Be Available Under the Equity Plan?                 26

    Who Administers the Equity Plan?                                         26

    Can the Equity Plan Be Amended and When Does It Expire?                  26

    What Types of Awards May Be Granted?                                     26

    How Can Options Be Exercised?                                            27

    When Do Options Expire?                                                  27

    What Happens If Macrovision Declares a Stock Split or Stock Dividend?    27

    What Happens If Macrovision Decides to Enter into a Merger or Decides to
      Dissolve?                                                              27

    What Are the Federal Income Tax Consequences With Respect to Incentive
      Stock Options?                                                         27

    What Are the Federal Income Tax Consequences With Respect to
      Nonstatutory Stock Options?                                            28

PROPOSAL 3: AMEND THE 1996 DIRECTORS STOCK OPTION PLAN TO INCREASE THE
    NUMBER OF SHARES UNDERLYING THE OPTIONS                                  29

    General                                                                  29

    Why Do We Need to Increase the Shares Reserved for Issuance?             29

    What Is the Proposed Amendment to the Directors Plan?                    29

    What Is the Purpose of the Directors Plan and Who Is Eligible to
      Participate?                                                           30

    How Many Shares Will Be Available Under the Directors Plan?              30

    Who Administers the Directors Plan?                                      30

    Can the Directors Plan Be Amended and When Does It Expire?               30

    What Types of Options and Other Stock Awards May Be Granted?             30

    How Can Options Be Exercised?                                            30

                               TABLE OF CONTENTS

                                                                            Page

    When Do Options Expire?                                                  30

    What Happens If Macrovision Declares a Stock Split or Stock Dividend?    30

    What Happens If Macrovision Decides to Enter into a Merger or Decides
      to Dissolve?                                                           31

    What Are the Federal Income Tax Consequences?                            31

PROPOSAL 4: AMEND THE 1996 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE
    NUMBER OF SHARES AVAILABLE FOR ISSUANCE                                  32

    General                                                                  32

    Why Do We Need to Increase the Shares Reserved for Issuance?             32

    What Is the Proposed Amendment to the ESPP?                              32

    What Is the Purpose of the ESPP?                                         32

    How Many Shares Will Be Available Under the ESPP?                        33

    Who Administers the ESPP?                                                33

    Can the ESPP Be Amended and When Does It Expire?                         33

    Who Is Eligible to Participate?                                          33

    What Is the Term and Frequency of the Offering Periods?                  33

    How Does an Employee Elect to Participate?
                                                                             33

    What Is the Purchase Price for Shares Sold in an Offering Under
      the ESPP?                                                              33

    May a Participant Withdraw from an Offering Period?                      34

    What Happens If a Participant Ceases Employment With Macrovision?        34

    What Happens If Macrovision Declares a Stock Split or Stock Dividend?    34

    What Happens If Macrovision Decides to Enter into a Merger or Decides
      to Dissolve?                                                           34

    What Are the Federal Income Tax Consequences?                            34

PROPOSAL 5: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS            36

    Fees                                                                     36

    General                                                                  36

INFORMATION ABOUT STOCKHOLDER PROPOSALS                                      37

OTHER BUSINESS                                                               37

ANNUAL REPORT                                                                37

                            MACROVISION CORPORATION
                           2830 De La Cruz Boulevard
                         Santa Clara, California 95050

                                PROXY STATEMENT

                                    For the
                         Annual Meeting of Stockholders
                           To be held on June 6, 2002

                   ------------------------------------------

                INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

      This proxy statement contains information about Macrovision Corporation's annual meeting of stockholders to be held at 10:00 a.m. on Thursday, June 6, 2002, at 2830 De La Cruz Boulevard, Santa Clara, California and at any postponements or adjournments thereof.

WHY DID YOU SEND ME THIS PROXY STATEMENT?

      We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your votes for use at the 2002 Annual Meeting of Stockholders.

      This proxy statement summarizes information that you need to know in order to cast an informed vote at the meeting. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

      We will begin sending this proxy statement, notice of annual meeting and the enclosed proxy card on or about May 6, 2002 to all stockholders entitled to vote. The record date for those entitled to vote is April 25, 2002. On April 25, 2002 there were 51,124,880 shares of our common stock outstanding. Our Annual Report for 2001 accompanies this proxy statement.

WHAT CONSTITUTES A QUORUM?

      The required quorum for the transaction of business at the annual meeting is a majority of the shares of our common stock outstanding on the record date, which quorum must be present either in person or by proxy at the meeting. While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, we believe abstentions should be counted for purposes of establishing the presence of a quorum at the meeting. Similarly, we will count broker non-votes for purposes of establishing the presence of a quorum at the meeting.

HOW MANY DIRECTORS HAVE BEEN NOMINATED?

      In October 2001, our board of directors established a nominating committee, which has nominated seven directors to stand for election. This number is consistent with the number of directors fixed pursuant to our bylaws.

HOW ARE DIRECTORS NOMINATED?

      The nominating committee of our board of directors has nominated seven directors for election. The procedures for nominating directors, other than by the board itself or at its direction, is set forth in the third paragraph of
Section 2.02 of our bylaws, as follows:

      Only persons who are nominated in accordance with the procedures set forth in this paragraph shall be eligible for election as Directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the corporation entitled to vote in the election of Directors at the meeting who complies with the notice procedures set forth in this paragraph. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation in accordance with the provisions of the second paragraph of this Section. Timely notice shall also be given of any stockholder's intention to cumulate votes in the election of Directors at a meeting if cumulative voting is available. Such stockholder's notice shall set forth (i) as to each persons, if any, whom the stockholder proposes to nominate for election or re-election as a Director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation which are beneficially owned by such person, if any, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a Director if elected); and (ii) as to such stockholder giving notice, the information required to be provided pursuant to the second paragraph of this Section and, if cumulative voting is available to such stockholder, whether such stockholder intends to request cumulative voting in the election of Directors at the meeting. At the request of the Board of Directors, any person nominated by a stockholder for election as a Director shall furnish to the Secretary of the corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a Director of the corporation unless nominated in accordance with the procedures set forth in this paragraph. The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he or she should so determine, he or she shall so declare at the meeting, and the defective nomination shall be disregarded.

      According to the second paragraph of Section 2.02, to be timely:

      [A] stockholder's notice must be delivered to or marked and received at the principal executive offices of the corporation not less than one hundred twenty (120) calendar days in advance of the date specified in the corporation's proxy statement release to stockholders in connection with the previous year's annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received a reasonable time before the solicitation is made.

      Based on our bylaws, for any stockholder desiring to nominate directors at this meeting we should have received your nomination no later than December 24, 2001.

HOW MANY VOTES DO I HAVE?

      Each share of common stock that you own entitles you to one vote on each proposal. The proxy card indicates the number of shares that you own.

WHAT VOTE IS REQUIRED FOR EACH PROPOSAL?

PROPOSAL 1:                    The seven nominees for director who receive the
                               most votes will be elected. So, if you do not
Election of Directors          vote for a particular nominee or you indicate
                               "withhold authority to vote" for a particular nominee on your proxy card, your abstention will have no effect on the election of directors.

PROPOSAL 2:                    The proposal to approve the amendment to the 2000
                               Equity Incentive Plan must receive the
Amendment of 2000 Equity       affirmative vote of a majority of the shares of
Incentive Plan                 our common stock represented and voting at the
                               meeting. If you are present in person or represented by proxy at the meeting and abstain from voting, it has the same effect as if you voted against this proposal. In addition, if you do not instruct your broker on how to vote on this proposal, your broker will not be able to vote your shares. This will have no effect on the proposal because those shares for which brokers are not able to vote will not be considered voting at the annual meeting for purposes of approving the amendment to the 2000 Equity
                               Incentive Plan.

PROPOSAL 3:                    The proposal to approve the amendment to the 1996
                               Directors Stock Option Plan must receive the
Amendment of 1996              affirmative vote of a majority of the shares of
Directors Stock Option Plan    our common stock represented and voting at the
                               meeting. If you are present in person or represented by proxy at the meeting and abstain from voting, it has the same effect as if you voted against this proposal. In addition, if you do not instruct your broker on how to vote on this proposal, your broker will not be able to vote your shares. This will have no effect on the proposal because those shares for which brokers are not able to vote will not be considered voting at the annual meeting for purposes of approving the amendment to the 1996 Directors
                               Stock Option Plan.

PROPOSAL 4:                    The proposal to approve the amendment to the 1996
                               Employee Stock Purchase Plan must receive the
Amendment of 1996 Employee     affirmative vote of a majority of the shares of
Stock Purchase Plan            our common stock represented and voting at the
                               meeting. If you are present in person or represented by proxy at the meeting and abstain from voting, it has the same effect as if you voted against this proposal. In addition, if you do not instruct your broker on how to vote on this proposal, your broker will not be able to vote your shares. This will have no effect on the proposal because those shares for which brokers are not able to vote will not be considered voting at the annual meeting for purposes of approving the amendment to the 1996 Employee
                               Stock Purchase Plan.

PROPOSAL 5:                    Stockholder ratification of the selection of KPMG
                               LLP as Macrovision's independent auditors is not
Ratify Selection of            required. However, we are submitting the
Independent Public Accounts    selection of KPMG LLP to you for ratification as
                               a matter of good corporate practice. If you fail to ratify the selection by a majority vote of the present and voting shares, we will reconsider whether to retain KPMG LLP. Even if the selection is ratified, we may, in our discretion, direct the appointment of different independent auditors at any time during the year if we determine that such a change would be in the best interests of Macrovision and its stockholders.

WHAT ARE THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS?

      The Macrovision board has approved the following items:

      o     the election of each of the named nominees for director;

      o     the amendment of the 2000 Equity Incentive Plan;

      o     the amendment of the 1996 Directors Stock Option Plan;

      o     the amendment of the 1996 Employee Stock Purchase Plan; and

      o     the appointment of KPMG LLP as our independent auditors.

      The board of directors recommends a vote FOR the seven nominees for director; FOR the amendment to the 2000 Equity Incentive Plan; FOR the amendment to the 1996 Directors Stock Option Plan; and FOR the amendment to the 1996 Employee Stock Purchase Plan; and FOR ratification of KPMG LLP as our independent auditors for the year ending December 31, 2002.

HOW DO I VOTE BY PROXY?

      Whether you plan to attend the meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to vote in person at the meeting.

      If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed on each proposal. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the board of directors as follows:

      o     FOR the election of each of the seven nominees for director;

      o     FOR the amendment to the 2000 Equity Incentive Plan;

      o     FOR the amendment to the 1996 Directors Stock Option Plan;

      o     FOR the amendment to the 1996 Employee Stock Purchase Plan;

      o     FOR ratification of KPMG LLP as Macrovision's independent auditors;
            and

      o in the discretion of the proxy holder as to any other matter that may properly come before the meeting.

MAY I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

      Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised if:

      o you file either a written revocation of your proxy, or a duly executed proxy bearing a later date, with the Corporate Secretary of Macrovision prior to the meeting, or

      o you attend the meeting and vote in person. Presence at the meeting will not revoke your proxy unless and until you vote in person.

      However, if your shares are held in the name of your broker, bank or other nominee, and you wish to vote in person, you must bring an account statement and a letter of authorization from your nominee so that you can vote your shares.

WHO WILL PAY THE COSTS OF SOLICITATION OF PROXIES?

      We will bear the cost of solicitation of proxies from our stockholders and the cost of printing and mailing this document. In addition to solicitation by mail, Macrovision directors, officers and employees may solicit proxies from stockholders by telephone, in person or through other means. These persons will not receive additional compensation, but they will be reimbursed for the reasonable out-of-pocket expenses they incur in connection with this solicitation. We also will make arrangements with brokerage firms, fiduciaries and other custodians who hold shares of record to forward solicitation materials to the beneficial owners of these shares. We will reimburse these brokerage firms, fiduciaries and other custodians for their reasonable out-of-pocket expenses in connection with this solicitation.

WILL THERE BE ANY OTHER MATTERS CONSIDERED AT THE ANNUAL MEETING?

      We are unaware of any matter to be presented at the annual meeting other than the proposals discussed in this proxy statement. If other matters are properly presented at the annual meeting, then the persons named in the proxy will have authority to vote all properly executed proxies in accordance with their judgment on any such matter, including any proposal to adjourn or postpone the meeting.

                  INFORMATION ABOUT MACROVISION STOCK OWNERSHIP

WHO ARE THE LARGEST OWNERS OF MACROVISION'S COMMON STOCK?

      The following table shows the beneficial ownership of our common stock as of December 31, 2001 by each person who we knew owned more than 5% of our common stock. "Beneficial ownership" is a technical term broadly defined by the Securities and Exchange Commission to mean more than ownership in the usual sense. So, for example, you beneficially own Macrovision's common stock not only if you hold it directly, but also indirectly, if you, through a relationship, contract or understanding, have, or share, the power to vote the stock, to sell the stock or have the right to acquire the stock, within 60 days of December 31, 2001.

                                                   Number of
                                                     Shares           Percent of
                                                  Beneficially        Beneficial
          Name and Address                           Owned            Ownership
          ----------------                        ------------        ----------

Sallie Calhoun and Matthew Christiano(1)            6,025,853            11.9%
2830 De La Cruz Boulevard
Santa Clara, CA 95050

Massachusetts Financial Services Company(2)         4,558,320            9.7%
500 Boylston Street
Boston, MA  02116

Kopp Investment Advisors(3)                         3,506,945            6.0%
7701 France Avenue South, Suite 500
Edina, MN  55435

AXA Financial, Inc.(4)                              2,571,075            5.1%
1290 Avenue of the Americas
New York, NY 10104

----------
(1) Includes 391,763 shares held by each of the Matthew Christiano Annuity Trust and the Sallie Calhoun Annuity Trust, as well as 5,242,327 shares held by the Christiano Family Trust dated 9/9/91. Mr. Christiano and Ms. Calhoun have indirect ownership with respect to their individual trusts and have shared ownership and control of the Christiano Family Trust.

(2) According to information provided to the Securities and Exchange Commission on February 19, 2002 by Massachusetts Financial Services Company, these shares are held of record by Massachusetts Financial Services Company, a Delaware Corporation.

(3) According to information provided to the Securities and Exchange Commission on January 31, 2002 by Kopp Investment Advisors, Inc., these shares are held of record by Kopp Investment Advisors, Inc., a Minnesota corporation and by Kopp Holding Company, a Minnesota corporation, of which Kopp Investment Advisors, Inc. is a wholly-owned subsidiary; and by an individual, LeRoy C. Kopp, who holds 100% of the outstanding capital stock of Kopp Holding Company.

(4) According to information provided to the Securities and Exchange Commission on February 11, 2002 by AXA Financial, Inc., these shares are held of record by Alliance Capital Management L.P., a subsidiary of AXA Financial, Inc., a Delaware Corporation. All AXA Financial, Inc. subsidiaries operate under independent management and make independent decisions.

HOW MUCH STOCK DO MACROVISION DIRECTORS AND OFFICERS OWN?

      The following table shows the beneficial ownership of Macrovision's common stock as of April 1, 2002 by (i) our chief executive officer; (ii) our other four most highly compensated executive officers in 2001; (iii) each director and nominee for director; and (iv) all directors and executive officers as a group.

                                               NUMBER OF SHARES     PERCENT OF COMMON
NAME AND POSITION                             BENEFICIALLY OWNED    STOCK OUTSTANDING
-----------------                             ------------------    -----------------
William A. Krepick(1)(2)                            505,777                 *
Director, President and Chief Executive
Officer

John O. Ryan(3)**                                 1,476,590               2.9%
Chairman of the Board and Executive
Officer

Ian R. Halifax(2)                                    57,320                 *
Vice President, Finance and
Administration, Chief Financial Officer
and Secretary

Matthew Christiano(4)                             5,993,996              11.7%
Director, Executive Vice President, Chief
Technology Officer

Mark S. Belinsky(2)                                  64,583                 *
Sr. Vice President and General Manager,
GLOBEtrotter Software, Inc.

Brian R. Dunn(2)                                     34,665                 *
Sr. Vice President, New Business
Development

William Stirlen(2)                                   71,736                 *
Director

Donna S. Birks(2)                                    59,100                 *
Director

Thomas Wertheimer(2)                                 61,100                 *
Director

Steven G. Blank(2)                                    1,111                 *
Director

All executive officers and directors as a         8,401,626              16.4%
group (12 persons)(5)

----------
*     Represents less than 1%.

** On October 29, 2001, Mr. Ryan relinquished the position of Chief Executive Officer. Mr. Krepick was named as his immediate successor.

(1) Includes 267,678 shares held of record by a revocable trust of which Mr. Krepick and his wife are the trustees.

(2)   Includes 229,099; 56,258; 50,000; 34,250; 67,286; 50,250; 60,250; and
      1,111 shares subject to stock options exercisable as of April 1, 2002, or within 60 days thereafter by Messrs. Krepick, Halifax,

      Belinsky, Dunn, Stirlen, Ms. Birks and Messrs. Wertheimer and Blank, respectively; and 610,893 subject to stock options exercisable for all executives and directors as a group.

(3) Includes 1,281,348 shares held of record by a trust of which Mr. Ryan and his wife are the trustees, 190,578 shares held of record by Mr. Ryan, 4,664 shares held of record by Mr. Ryan as custodian for his niece.

(4) Includes 391,763 shares held of record by each of the Matthew Christiano Annuity Trust and by Mr. Christiano's spouse in the Sallie J. Calhoun Annuity Trust. Also includes 5,210,470 shares held of record by the Christiano Family Trust of which Mr. Christiano and his wife are the trustees.

(5)   Includes the shares referenced in footnotes (1), (2), (3) and (4).

               INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

WHO ARE OUR DIRECTORS AND EXECUTIVE OFFICERS?

      We name and provide biographical summaries as to each person nominated for election as a director under the heading "Proposal 1: Election of Directors" on page 22 of the proxy statement. The following table names each of our executive officers and is followed by biographical summaries as to each of Macrovision's executive officers who are not also directors.

EXECUTIVE OFFICERS
------------------
                                 Officer
Name                      Age     Since*      Position held with Macrovision
----                      ---    -------      ------------------------------

William A. Krepick         56                Director, President and
                                               Chief Executive Officer

John O. Ryan               56                Chairman of the Board and Executive
                                               Officer

Ian R. Halifax             41                Vice President, Finance and
                                               Administration, Chief Financial
                                               Officer and Secretary

Matthew Christiano         49                Director, Executive Vice President,
                                               Chief Technology Officer

Mark S. Belinsky           44                Sr. Vice President and General
                                               Manager, GLOBEtrotter Software,
                                               Inc.

Carol Flaherty             49                Vice President, Video Technology
                                               Division

Brian R. Dunn              45                Sr. Vice President, New Business
                                               Development

Brian McPhail              43                Vice President, Consumer Software
                                               Division

* Refer to the biographies.

WHAT IS THE BACKGROUND OF OUR EXECUTIVES WHO ARE NOT DIRECTORS?

      IAN R. HALIFAX. Mr. Halifax has served as our Vice President, Finance and Administration, Chief Financial Officer and Secretary since October 1999. From February 1999 to September 1999, he served as Chief Financial Officer of S-Vision, a private semiconductor display technology company. From October 1997 to January 1999 he was Director, Corporate Transactions for KPMG LLP, providing advisory services to technology companies in the areas of technology licensing, financing, and strategic partnering. From November 1994 to September 1997 he was Chief Financial Officer for Thomson/Sun Interactive, the predecessor for OpenTV, Inc., a Sun Microsystems/THOMSON multimedia joint venture in the field of interactive TV operating systems. He also held finance and business development positions at Sun Microsystems in Europe and the United States. Mr. Halifax holds a B.A. degree in English from the University of York and an M.B.A. from Henley Management College. He is also a Certified Public Accountant and a Certified Management Accountant.

      MARK S. BELINSKY. Mr. Belinsky has served as Senior Vice President and General Manager, GLOBEtrotter Software, Inc., since September 2000. From January 1999 to August 2000 he was our Senior Vice President, New Business Development. From October 1997 to December 1998 he was our Senior Vice President, Theatrical and Pay-Per-View Copy Protection. Between June and September 1995, he was a consultant to various companies in the Internet services and electronic commerce fields, and, between June 1995 and August 1995, he was Chief Operating Officer of the McKinley Group, Inc., an Internet directory services company. From May 1993 to June 1995, Mr. Belinsky was Vice President and General Manager of the Electronic Marketplace Systems Division of International Data Group, a developer of online shopping malls for personal computer and software products. He was an independent consultant between February and May 1993, and, from October 1988 to January 1993, he was Vice President and General Manager of the Interop Company, a division of Ziff-Davis Publishing Company. Mr. Belinsky holds a B.A. degree in Business Administration from Wayne State University and an M.B.A. from Harvard Business School.

         CAROL FLAHERTY. Ms. Flaherty has served as our Vice President, Video Technology Division, since April of 1999. From September 1997 to April 1999, she was Director of Business Development for Digital Link Corporation, a manufacturer of telecommunications equipment. From April 1996 to September 1997, Ms. Flaherty was Vice President of Sales for Multipoint Networks, a company that provided wireless transmission equipment to international carriers. From April 1995 to March 1996, she was Vice President of Business Development for a division of California Microwave. Prior to joining California Microwave, Ms. Flaherty spent nine years with GTE, serving first as Controller of GTE Telenet's Public Data Network division and, later, as Director of Program management for satellite system sales under GTE Spacenet. Ms. Flaherty holds a B.A. degree in Economics from the University of Virginia and an M.B.A. from Golden Gate University.

      BRIAN DUNN. Mr. Dunn has served as Senior Vice President, New Business Development since January 2001. From June 1999 to December 2000 he was our Senior Vice President, Consumer Software Division. Mr. Dunn has been with Macrovision since January 1995 and served as Vice President, Business Development in his prior roles. From January 1989 to December 1994, he served as Vice President, Operations, Corporate Counsel and Chief Financial Officer of Phase 2 Automation, a factory automation company. Mr. Dunn holds a B.A. degree in Accounting from the University of Notre Dame and a J.D. degree from Santa Clara University School of Law. He is a Certified Public Accountant and a member of the California State Bar.

      BRIAN MCPHAIL. Brian McPhail joined Macrovision in February of 2001 as Vice President, Consumer Software Division. He is responsible for Macrovision's business in copy protection and digital rights management solutions for software publishers and e-commerce providers of Application and Interactive Software products. From May 1989 to February 2001, Mr. McPhail held senior management positions in Sales, Marketing, e-Business, and Business Development with Tarantella and its parent company SCO. Prior to joining SCO, Mr. McPhail held sales management positions with Altos Computer Systems from September 1984 to May 1989, and was an entrepreneur in the PC retailing industry. Mr. McPhail holds a B.A. degree from the College of the Holy Cross in Worcester, Massachusetts and an M.S. degree in Management as a Sloan Fellow at London Business School.

WHAT ARE THE RESPONSIBILITIES OF OUR BOARD OF DIRECTORS AND COMMITTEES?

      The board of directors oversees our business and affairs. The board also has three committees, a compensation committee, an audit committee and a nominating committee. The procedures for nominating directors, other than by the board itself or by the nominating committee at the board's direction, are set forth in our bylaws. During 2001, the board of directors met 11 times. Each board member attended at least 75% of the board meetings that were held during the time he or she served as a member of the board and 75% of all meetings of the committees of the board of directors on which he or she served.

      COMPENSATION COMMITTEE

      We established the compensation committee in 1997. During 2001, the members of the compensation committee consisted of Donna S. Birks, William Stirlen and Thomas Wertheimer. On April 25, 2002, Steven G. Blank was appointed as a fourth member to the compensation committee. None of the members of the compensation committee are employees of Macrovision. The compensation committee makes recommendations with respect to compensation of senior officers and granting of stock options and stock awards. The compensation committee met 10 times in 2001.

      AUDIT COMMITTEE

      The audit committee of the board is composed of three members and operates under a written charter adopted by the board of directors in June 2000. The members of the audit committee are Donna S. Birks, William Stirlen and Thomas Wertheimer. Each member of the audit committee is independent as defined by Macrovision's policy and the National Association of Securities Dealers' listing standards. A copy of Macrovision's Audit Committee Charter was filed electronically with this proxy statement with the Securities and Exchange Commission and is available from Macrovision's Secretary at the address on the cover of this document. The responsibilities of the audit committee are contained in the Audit Committee Report. The audit committee met four times during 2001.

      NOMINATING COMMITTEE

      We established the nominating committee in October 2001 to review the qualifications of candidates for the position of director and to recommend candidates to the board of directors as nominees for director for election at annual meetings or to fill board vacancies as may occur during the year. During 2001, but prior to the formation of the nominating committee in October, the compensation committee performed many of these tasks. The nominating committee will consider nominees selected by stockholders if the nominations are submitted in accordance with our bylaws. During 2002, the members of the nominating committee consisted of John Ryan, Donna S. Birks, William Stirlen and Thomas Wertheimer. The nominating committee did not hold any meetings in 2001. On March 26, 2002 the nominating committee met to select the seven nominees currently standing for election as directors. On April 25, 2002 Steven G. Blank was appointed as a fifth member to the nominating committee.

AUDIT COMMITTEE REPORT

      THE FOLLOWING REPORT OF THE AUDIT COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER COMPANY FILINGS UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES ACT OF 1934, EXCEPT TO THE EXTENT WE SPECIFICALLY INCORPORATE THIS REPORT BY REFERENCE.

      The audit committee reports to the board and is responsible for overseeing and monitoring the accounting functions and internal controls of Macrovision, its subsidiaries and affiliates and to ensure the objectivity of Macrovision's financial statements.

      The responsibilities of the audit committee include recommending to the board an accounting firm to be engaged as Macrovision's independent accountants. Additionally, and as appropriate, the audit committee reviews and evaluates, and discusses and consults with Macrovision's management, and the independent accountants regarding, the following:

      o Macrovision's financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders;

      o Changes in Macrovision's accounting practices, principles, controls or methodologies, or in Macrovision's financial statements;

      o     Significant developments in accounting rules; and

      o The adequacy of Macrovision's internal accounting controls, and financial accounting and auditing personnel.

      In discharging its oversight responsibility, the audit committee has met and held discussions with management and KPMG LLP, Macrovision's independent accountants for 2001. Management represented to the audit committee that Macrovision's audited consolidated balance sheets at December 31, 2001 and 2000, and consolidated statements of income, stockholders equity and comprehensive income (loss), and cash flows for each of the years in the three-year period ended December 31, 2001 were prepared in accordance with generally accepted accounting principles, and the audit committee has reviewed and discussed the consolidated financial statements with management and KPMG LLP. The audit committee also discussed with KPMG LLP, those matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees) including information regarding the scope and results of the audit.

      The audit committee also obtained a formal statement from KPMG LLP describing all relationships between Macrovision and the auditors that bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee. The audit committee discussed with KPMG LLP any relationships that may impact the firm's objectivity and independence and satisfied itself as to KPMG LLP's independence.

      Based on the discussions with KPMG LLP concerning the audit, the independence discussions and the financial statement review, and such other matters deemed relevant and appropriate by the audit committee, the audit committee recommended to the board that Macrovision's audited consolidated balance sheets at December 31, 2001 and 2000, and consolidated statements of income, stockholders equity and comprehensive income (loss), and cash flows for each of the years in the three-year period ended December 31, 2001 be included in Macrovision's 2001 Annual Report on Form 10-K.

      Management is responsible for the Company's financial reporting process including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of the Company and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company's financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of our Company's financial statement has been carried out in accordance with generally accepted auditing standards or that our Company's independent accountants are in fact "independent."

Dated:  February 22, 2002

                                 AUDIT COMMITTEE

                             William Stirlen (Chair)
                                 Donna S. Birks
                                Thomas Wertheimer

HOW DO WE COMPENSATE DIRECTORS?

      Each of our non-employee directors receives a fee of $1,000 for each board meeting and $750 for each compensation, audit and nominating committee meeting he or she attends. No other member of the board of directors currently receives a fee for attending board or committee meetings.

      Non-employee director compensation, other than meeting fees for 2001, is as set forth below:

      1. The initial option granted to each new outside director is 40,000 shares, vesting monthly over a three-year period.

      2. The option granted on each outside director's anniversary date after the initial option grant is 15,000 shares, vesting monthly over a one-year period.

      3. Each outside director is paid in addition to meeting fees, a retainer of $30,000 payable in cash in four equal installments on the first day of January, April, July and October to those directors who are serving on the board on such payment dates.

      Non-employee director compensation will remain the same for 2002.

      The following non-employee directors were granted options to purchase common stock pursuant to the 1996 Directors Stock Option Plan during 2001:

NAME                               NUMBER OF SHARES          EXERCISE PRICE
-------------------------          ----------------          --------------

Donna S. Birks                          15,000                  $54.850
William Stirlen                         15,000                  $54.850
Thomas Wertheimer                       15,000                  $63.600

      The following non-employee directors were granted options to purchase common stock pursuant to a special grant under the 2000 Equity Incentive Plan during 2001:

NAME                               NUMBER OF SHARES          EXERCISE PRICE
------------------------           ----------------          --------------

Donna S. Birks                          10,000                  $28.990
William Stirlen                         10,000                  $28.990
Thomas Wertheimer                       10,000                  $28.990

      In addition, the non-employee directors, Donna S. Birks, William Stirlen and Thomas Wertheimer, each received a cash retainer of $30,000 during 2001.

HOW DO WE COMPENSATE EXECUTIVE OFFICERS?

      COMPENSATION.

      The following table sets forth all compensation for 2001, 2000 and 1999 awarded to, earned by, or paid for services rendered to Macrovision in all capacities by Macrovision's chief executive officer and our next four most highly compensated executive officers, who, together, are our "Named Officers."

                           SUMMARY COMPENSATION TABLE

                                                              ANNUAL COMPENSATION          LONG-TERM COMPENSATION
                                                             ----------------------    ------------------------------
                                                                                       SECURITIES
                                                                                       UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION                    YEAR          SALARY       BONUS (1)    OPTIONS (2)   COMPENSATION (3)
---------------------------                    ----          ------       ---------    -----------   ----------------
William A. Krepick                             2001         $250,000      $    --        170,000        $ 14,358
President, Chief Executive Officer and         2000          250,000       105,000        66,000          15,200
  Chief Operating Officer                      1999          245,833        94,154            --          12,607

John O. Ryan                                   2001         $225,000      $    --             --        $  4,442
Chairman of the Board and Executive            2000          225,000       131,931            --           4,142
  Officer                                      1999          225,000            --            --           2,852

Brian R. Dunn                                  2001         $194,886      $  8,201        55,000        $  3,932
Senior Vice President, New Business            2000(6)       180,000        75,000        16,000           4,790
  Development                                  1999          159,105        82,265        40,000           2,754

Mark S. Belinsky                               2001         $202,159      $    --         60,000        $  3,755
Senior Vice President and General              2000(6)       182,035        85,000        35,000           4,497
  Manager, GLOBEtrotter Software, Inc.         1999(4)       131,503        65,475        60,000           3,630

Ian R. Halifax                                 2001         $188,166      $  8,201        55,000        $  3,703
Vice President, Finance and                    2000          172,872        75,000        60,000           2,778
  Administration, Chief Financial Officer      1999(5)        28,442            --       100,000             368
  and Secretary

-----------
(1) Represents bonuses pursuant to the Executive Incentive Plan earned for services rendered in each year indicated although paid in a subsequent year. Mr. Ryan elected to waive the 1999 bonus for which he was eligible.

(2) Represents number of shares of Common Stock subject to options granted in each year indicated and adjusted for stock dividends distributed in August 1999 and March 2000.

(3) Includes for each Named Officer some or all of the following: (i) company contributions to the 401(k) Plan, (ii) taxable compensation for value of life insurance coverage over $50,000, (iii) buy-back of accrued vacation over allowable annual maximum, (iv) taxable health club membership incentive reimbursement, (v) cash holiday gift of $300 in 1999, $300 in 2000 and $200 in 2001 given to all employees, (vi) travel incentives in the form of a reimbursement for one-third of the difference between business class and coach class air travel up to a maximum of $1,000 for each international business trip traveled in coach class..

(4) In 1999, Mr. Belinsky took a three-month unpaid sabbatical from the Company.

(5)   Mr. Halifax joined the Company in 1999.

(6) The board of directors made a determination in 2001 to pay Messrs. Belinsky and Dunn a bonus of $25,000 each for their work in completing the GLOBEtrotter Software, Inc. acquisition in 2000. These bonuses are included in the above table in the year 2000.

      EMPLOYMENT CONTRACTS WITH NAMED OFFICERS

      In April 2001, we entered into executive severance and arbitration agreements with Messrs. Krepick, Dunn and Belinsky (collectively, the "named executive officers"), in connection with their employment with Macrovision. Under the agreements, in the event of a change in control of Macrovision, the named executive officers are guaranteed minimum severance payments equal to six months severance calculated on base salary (excluding bonus) upon termination of employment for any reason other than cause. In such event, the named executive officers' unvested options will immediately vest if the named executive officers are terminated or constructively terminated within 90 days prior to the change in control, or twelve months following the change in control.

      In April 2001, we entered into an employment protection agreement with Mr. Belinsky, in connection with his employment with Globetrotter Software, Inc. ("Globetrotter"), our wholly-owned subsidiary. Under the terms of this agreement, in the event that Mr. Belinsky's employment with Globetrotter is terminated prior to April 30, 2002 for any reason other than cause, then immediately upon such termination, Mr. Belinsky will be considered to have transferred employment to Macrovision and will be an employee of Macrovision.

      In October 1999, we entered into an employment agreement with Mr. Halifax. The agreement sets forth certain of the terms of Mr. Halifax's employment, including Mr. Halifax's right to receive a guaranteed minimum severance payment equal to six months severance calculated on base salary (excluding bonus) upon termination of employment for any reason other than cause regardless of when the termination occurs. In such event, the agreement also calls for Mr. Halifax's vesting schedule on all of his outstanding stock options to accelerate by up to twelve months. Mr. Halifax's unvested options will immediately vest if he is terminated or constructively terminated as a result of the change of control.

      OPTION EXERCISES AND HOLDINGS

      The following table sets forth information regarding option grants pursuant to Macrovision's 2000 Equity Incentive Plan during 2001 to each of the Named Officers. In accordance with the rules of the Securities and Exchange Commission, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted to the end of the option term. We have retroactively updated the share numbers in this table to take into account all of our stock splits and stock dividends.

                        OPTION GRANTS IN LAST FISCAL YEAR

                               (INDIVIDUAL GRANTS)

                                                                                          POTENTIAL REALIZABLE VALUE AT
                            NUMBER OF                                                     ASSUMED ANNUAL RATES OF STOCK
                              SHARES      PERCENT OF TOTAL                                PRICE APPRECIATION FOR OPTION
                            UNDERLYING     OPTIONS GRANTED     EXERCISE                             TERM (2)
                             OPTIONS        TO EMPLOYEES      PRICE PER    EXPIRATION     -----------------------------
          NAME             GRANTED (1)        IN 2001           SHARE         DATE             5%               10%
          ----             -----------    ----------------    ---------    ----------          --               ---
William A. Krepick            50,000            2.4%            65.31       02/06/11       2,053,734        5,204,565
                              20,000            1.0%            46.60       08/21/11         586,130        1,485,368
                             100,000            4.8%            28.99       11/12/11       1,823,166        4,620,259

John O. Ryan                      --             --                --             --              --               --

Brian R. Dunn                 25,000            1.2%            65.31       02/06/11       1,026,867        2,602,283
                              10,000            0.5%            46.60       08/21/11         293,065          742,684
                              20,000            1.0%            28.99       11/12/11         364,633          924,052


Mark S. Belinsky              30,000            1.4%            65.31       02/06/11       1,232,240        3,122,739
                              10,000            0.5%            46.60       08/21/11         293,065          742,684
                              20,000            1.0%            28.99       11/12/11         364,633          924,052


Ian R. Halifax                25,000            1.2%            65.31       02/06/11       1,026,867        2,602,282
                              10,000            0.5%            46.60       08/21/11         293,065          742,684
                              20,000            1.0%            28.99       11/12/11         364,633          924,052

----------
(1) Options granted in 2001 under the 2000 Equity Incentive Plan were incentive stock options or nonstatutory stock options that were granted at fair market value and that vest over a three-year vesting period. Options expire ten years from the date of grant, subject to earlier termination if the optionee's employment terminates.

(2) The 5% and 10% assumed annual rates of stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent Macrovision's estimate or projection of future common stock prices.

      The following table sets forth the number of shares acquired by each Named Officer upon the exercise of stock options during 2001 and the number of shares covered by both exercisable and unexercisable stock options held by each Named Officer at December 31, 2001. Also reported are values of "in-the-money" options, which represent the positive spread between the respective exercise prices of outstanding stock options and $35.22 per share, which was the closing price of the common stock on the Nasdaq National Market on December 31, 2001. We have retroactively updated the share numbers in this table to take into account all of our stock splits and stock dividends.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                      NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                     UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                            OPTIONS                  OPTIONS AT FISCAL
                          SHARES                       AT FISCAL YEAR-END                YEAR-END
                         ACQUIRED       VALUE      --------------------------   ----------------------------
NAME                    ON EXERCISE    REALIZED    EXERCISABLE  UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----                    -----------   ----------   -----------  -------------   -----------    -------------
John Ryan                      --             --           --             --             --             --

William A. Krepick         30,000     $1,316,310      194,596        225,004     $5,616,042     $  623,000

Brian R. Dunn              32,968     $1,092,876        2,666         88,334     $       --     $  653,300

Mark S. Belinsky           20,000     $  900,389        5,832        119,168     $       --     $  917,650

Ian R. Halifax              6,664     $  124,550       36,672        155,004     $  396,913     $  719,850

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filings under the Securities Act of 1933 or under the Securities Act of 1934, except to the extent we specifically incorporate this Report by reference.

      WHAT IS OUR PHILOSOPHY ON EXECUTIVE COMPENSATION?

      We have adopted a basic philosophy and practice of offering a compensation program designed to attract and retain highly qualified employees. Our compensation practices encourage and motivate these individuals to achieve superior performance. This underlying philosophy pertains specifically to executive compensation, as well as employee compensation at all other levels throughout the organization.

      Our executive compensation program is administered by the compensation committee of the board. The role of the compensation committee, which is comprised entirely of outside non-employee directors, is to review and approve the base salaries, bonuses, stock options and other compensation of the executive officers and management-level employees of Macrovision. The compensation committee also administers our stock option plans and makes grants to executive officers under the 2000 Equity Incentive Plan.

      The compensation committee has designed Macrovision's executive compensation program to support what we believe to be an appropriate relationship between executive pay and the creation of stockholder value. To emphasize equity incentives, we link a significant portion of executive compensation to the market performance of common stock. The objectives of our program are:

      o To support a pay-for-performance policy that differentiates bonus amounts among all executives based on both their individual performance and the performance of Macrovision;

      o To align the interests of executives with the long-term interests of stockholders through awards whose value over time depends upon the market value of Macrovision's common stock; and

      o To motivate key executives to achieve strategic business initiatives and to reward them for their achievement.

      We also provide our executives with employee benefits, such as retirement and health benefits.

      CASH COMPENSATION

      The compensation committee reviews high-technology executive compensation surveys to ensure that the total cash compensation provided to executive officers and senior management remains at a competitive level to enable us to attract and retain management personnel with the talents and skills required to meet the challenges of a highly competitive industry. The compensation of executive officers is reviewed annually by the compensation committee.

      BONUSES

      For 2001, the compensation committee approved modest cash bonuses for specific senior management and executive staff that were determined based on individual performance objectives.

      EQUITY-BASED COMPENSATION

      In 2001, the compensation committee emphasized equity-based compensation, principally in the form of options, as a cornerstone of our executive compensation program. Equity awards typically are set by the compensation committee based on industry surveys, each officer's individual performance and achievements, market factors and the recommendations of executive management.

      During 2001, executive officers of Macrovision received new option grants under the 2000 Equity Incentive Plan at an exercise price equal to the fair market value of the common stock on the date of grant. These options vest over a three-year period after grant, subject to the participant's continued employment with Macrovision. All options granted under the 2000 Equity Incentive Plan expire ten years from the date of grant, unless a shorter term is provided in the option agreement or the participant's employment with Macrovision terminates before the end of such ten-year period.

      IS THE COMPENSATION WE PAY OUR EXECUTIVES DEDUCTIBLE?

      As part of the Omnibus Reconciliation Act of 1993, Section 162(m) was added to the Internal Revenue Code. Section 162(m) limits the deduction of compensation paid to the chief executive officer and other named executive officers to the extent the compensation of a particular executive exceeds $1 million, unless such compensation was based on predetermined quantifiable performance goals or paid pursuant to a written contract that was in effect on February 17, 1993.

      The compensation committee will continue to review and modify Macrovision's compensation practices and programs as necessary to ensure Macrovision's ability to attract and retain key executives while taking into account the deductibility of compensation payments. Under the 2000 Equity Incentive Plan, award of stock options and performance stock are designed generally to satisfy the deductibility requirements of Section 162(m). However, the Plan contains provisions under which certain types of awards, if granted, may not be fully deductible. The Plan permits the compensation committee to have flexibility in rewarding senior management for extraordinary contributions that cannot properly be recognized under a predetermined quantitative plan.

      HOW DO WE COMPENSATE OUR CHIEF EXECUTIVE OFFICER?

      On October 29, 2001, Mr. Ryan resigned as Chief Executive Officer of Macrovision, but continued to serve as Chairman of the Board and as an executive officer. Mr. Ryan was succeeded as Chief Executive Officer by Mr. Krepick. In their respective terms as Chief Executive Officer of Macrovision (and as executive officers before and after such terms), Mr. Ryan and Mr. Krepick received base salaries and participated in our Executive Incentive Plan during 2001. Neither Mr. Ryan nor Mr. Krepick received a bonus under our Executive Incentive Plan for services during 2001, because we did not achieve our revenue and earnings targets. In addition, Mr. Ryan and Mr. Krepick were entitled to the following benefits which also were provided to our executive officers: (i) company contributions to the 401(k) Plan, (ii) taxable compensation for value of life insurance coverage over $50,000, (iii) buy-back of accrued vacation over allowable annual maximum, (iv) taxable health club membership incentive reimbursement, and (v) travel incentives in the form of a reimbursement for one-third of the difference between business class and coach class air travel up to a maximum of $1,000 for each international business trip traveled in coach class.

Dated:  February 22, 2002

                             COMPENSATION COMMITTEE

                            Thomas Wertheimer (Chair)
                                 William Stirlen
                                 Donna S. Birks

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Except for Donna Birks who was employed by the Company from 1992 to 1994 as Vice President, Finance and Chief Financial Officer of the Company, none of the members of the compensation committee during 2001 has ever been an officer or employee of Macrovision or any of its subsidiaries. The compensation committee made all decisions regarding compensation of executive officers during 2001.

PERFORMANCE GRAPH

      The following graph compares, for the period that Macrovision's common stock has been registered under section 12 of the Exchange Act (which commenced on March 13, 1997), the cumulative total stockholder return for the Company, the Nasdaq Composite Index (the "Nasdaq Composite Index"), the S&P 500 Composite Index (the "S&P 500") and the Russell 2000 Index ("Russell 2000"). Measurement points are March 13, 1997 (the first trading day) and the last trading day of each of the Company's fiscal years ended December 31, 1997, 1998, 1999, 2000 and 2001. The graph assumes that $100 was invested on March 13, 1997 in the common stock of Macrovision, The Nasdaq Composite Index, the S&P 500 and the Russell 2000, and further assumes no payment or reinvestment of dividends. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

      THE GRAPH DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER COMPANY FILINGS UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES ACT OF 1934, EXCEPT TO THE EXTENT WE SPECIFICALLY INCORPORATE THIS REPORT BY REFERENCE.

                              [PERFORMANCE GRAPH]

                      MACROVISION  NASDAQ COMPOSITE                 RUSSELL 2000
                      CORPORATION       INDEX           S&P 500        Index
                      ----------------------------------------------------------

March 13, 1997           $  100       $  100             $  100       $  100
December 31, 1997        $  184       $  121             $  123       $  121
December 31, 1998        $  490       $  170             $  156       $  117
December 31, 1999        $1,716       $  315             $  186       $  140
December 31, 2000        $3,433       $  193             $  167       $  134
December 31, 2001        $1,633       $  152             $  145       $  136

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Macrovision has not been a party to nor does Macrovision have any currently proposed transaction or series of similar transactions that involve an amount greater than $60,000 and in which any director, executive officer or holder of more than 5% of the Macrovision's common stock had or will have a direct or indirect material interest other than (a) compensation agreements, which are described elsewhere in this proxy statement, where required, and (b) the transactions described below.

      TRANSACTIONS WITH MATTHEW CHRISTIANO AND SALLIE CALHOUN

      On March 1, 2002, we relocated our two California offices to our new headquarters at 2830 De La Cruz Blvd., Santa Clara, California 95050. Prior to the move, GLOBEtrotter Software, Inc., our wholly-owned subsidiary, leased its offices at 1530 Meridian Avenue, San Jose, California from the Christiano Family Trust. Matthew Christiano and his wife, Sallie Calhoun, are the trustees of the Christiano Family Trust. Matthew Christiano is a director and officer of Macrovision and Sallie Calhoun was an employee of Macrovision. Additionally, Mr. Christiano and Ms. Calhoun beneficially own more than 10% of Macrovision's common stock. The lease agreement was terminated on March 15, 2002, and there are no additional rental payments due under the agreement. For 2001, GLOBEtrotter paid an average monthly rent of $52,905 for the entire leased space or $634,858 annually.

      Mr. Christiano also receives payment as an employee of Macrovision pursuant to a key employee agreement dated August 31, 2000. The agreement provides that Mr. Christiano receives an annual salary of $180,000, is entitled to an annual bonus, and is entitled to participate in Macrovision's standard benefit and 401(k) plans. The term of the agreement is three years.

      Ms. Calhoun received payments as a half-time employee of Macrovision pursuant to a key employee agreement dated August 31, 2000. The agreement provided that Ms. Calhoun was to receive an annual base salary of $80,000, was entitled to an annual bonus and was entitled to participate in Macrovision's standard benefit and 401(k) plans. On or around August 2001, Ms. Calhoun voluntarily terminated her employment. For 2001, Ms. Calhoun received an annual salary of $53,724 with a bonus of $10,000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our equity securities, to file reports of ownership and reports of changes in ownership of common stock with the Securities and Exchange Commission. The Securities and Exchange Commission requires officers, directors and greater than 10% stockholders to furnish us with copies of all Section 16(a) forms they file.

      To our best knowledge, based solely on a review of the copies of such forms and certifications furnished to us, we believe that all Section 16(a) filing requirements were complied with during 2001, except that in May 2001, Matthew Christiano transferred 38,343 shares of our common stock to a fund, but the reporting of the transaction on Form 4 was inadvertently delayed through administrative error.

                DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD

                        PROPOSAL 1: ELECTION OF DIRECTORS

      Our bylaws provide that the number of directors shall be not less than five nor more than nine until changed by a bylaw amendment approved by our stockholders. The exact number of directors is fixed from time to time, by a bylaw or bylaw amendment approved by the board of directors. Currently, the number of directors is fixed at seven.

      Our nominating committee has nominated seven directors to stand for election. Each director will be elected to hold office until the next annual meeting and until a successor is elected and qualified. All of our nominees for director are currently members of our board of directors. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. Macrovision is not aware of any nominee who will be unable to or for good cause will not serve as a director. Information about the nominees is set forth below, under the heading "Who Are the Seven Directors Standing for Election?"

WHO ARE THE SEVEN DIRECTORS STANDING FOR ELECTION?

                                    Director
Name                        Age       Since             Position
----                        ---       -----             --------

John O. Ryan                 56       1987    Chairman of the Board of Directors
William A. Krepick           56       1995    Director
Matthew Christiano           49       2000    Director
Donna S. Birks               46       1997    Independent Director
William Stirlen              63       1997    Independent Director
Thomas Wertheimer            63       1997    Independent Director
Steven G. Blank              48       2002    Independent Director

      DIRECTOR BIOGRAPHIES

      JOHN O. RYAN. Mr. Ryan is a co-founder of Macrovision and an inventor of its core copy protection and video scrambling technologies. He has served as Chairman of the Board of Directors since June 1991, has served as our Chief Executive Officer from June 1995 to October 2001, and served as Secretary from June 1991 to May 1999. He has been a director since June 1987 and served as our Vice-Chairman of the Board of Directors from 1987 until June 1991. He also served as General Partner of the partnership predecessor of Macrovision from 1985 to 1987 and as President and Secretary of the corporate predecessor from 1983 to 1985. Prior to founding Macrovision, Mr. Ryan was Director of Research and Development of Ampex Corporation's broadcast camera group. Mr. Ryan holds more than 50 patents and has 11 patent applications pending in the fields of video copy protection, video scrambling, audio information dissemination, and television camera technology. Mr. Ryan took undergraduate courses in Physics and Math at the University of Galway in Ireland and received a Full Technological Certificate in Telecommunications from the City and Guilds Institute of London. Mr. Ryan is also a director of Command Audio Corporation.

      WILLIAM A. KREPICK. Mr. Krepick has served as a director since November 1995, as our President since July 1995, and as our Chief Executive Officer since October 2001. He has been with Macrovision since November 1988, and served as Vice President, Sales and Marketing until June 1992, Senior Vice President, Theatrical Copy Protection from July 1992 to June 1995 and Chief Operating Officer from July 1995 to October 2001. Prior to joining Macrovision, Mr. Krepick held several executive marketing management positions over a ten-year period with ROLM Corporation, a telecommunications equipment manufacturing company. Mr. Krepick holds a B.S. degree in Mechanical Engineering from Rensselaer Polytechnic Institute and an M.B.A. from Stanford University. Mr. Krepick is also a director of Digimarc Corporation.

      MATTHEW CHRISTIANO. Mr. Christiano has served as Chief Technology Officer of the Company since September 2000. From 1982 to September 2000 Mr. Christiano served as Chief Executive Officer of GLOBEtrotter Software, Inc. Mr. Christiano was appointed to Macrovision's board of directors in October 2000. Mr. Christiano has over 25 years of experience in software engineering and general management. He is the chief architect of the GLOBEtrotter FLEXlm(R)electronic license management software that is the basis of our electronic licensing business. He holds two U.S. patents in the field of licensing management. Prior to founding GLOBEtrotter, Mr. Christiano was one of the original developers of UNIX-based silicon compilation tools at Silicon Compiler Systems (later acquired by Mentor Graphics). Mr. Christiano holds BS and MEE degrees in Electrical Engineering from Rice University.

      DONNA S. BIRKS. Ms. Birks has served as a director since May 1997. Ms. Birks currently provides management and financial consulting services to technology companies. From December 1997 to January 2001 she served as Executive Vice President and Chief Financial Officer at Adaptive Broadband Corp., and from August 1994 to June 1997, she served as Vice President, Finance and Administration and Chief Financial Officer at ComStream. She has also held senior management positions at GTE Spacenet, Macrovision, and Contel ASC. Ms. Birks holds a B.A. degree in Business Administration from George Mason University in Fairfax, Virginia and an M.S. degree in Finance from American University in Washington, D.C.

      WILLIAM STIRLEN. Mr. Stirlen has served as a director since May 1997. Mr. Stirlen has been a consultant to technology companies from February 1994 to present. As a consultant, he has held various executive offices with Open Text Corporation, an intranet software company headquartered in Waterloo, Ontario, since June 1996, serving as Chief Financial Officer until October 1997 and as Executive Vice President of Corporate Development until October 1998. From March 1993 to February 1994, he served as Chief Financial Officer of Supercuts, Inc. He has also held senior management positions at Computer Consoles Inc. and Trimble Navigation Ltd. Mr. Stirlen holds a B.A. degree from Yale University and an M.B.A. in Finance from Northwestern University.

      THOMAS WERTHEIMER. Mr. Wertheimer has served as a director since July 1997. He has served as a consultant to Universal Studios since January 1996. From 1992 to January 1996, Mr. Wertheimer served as Executive Vice President and Chairman of the Home Video and Television Groups of MCA, Inc. He also serves as President of the KCRW Foundation. Mr. Wertheimer holds a B.A. degree from Princeton University and an L.L.B from Columbia University.

      STEVEN G. BLANK. Mr. Blank has served as a director since April 2002. He has served as a consultant to venture capital firms and technology companies from September 1999 to present. From October 1996 to September 1999 he was a co-founder and served as President, and Vice President of Marketing at E.piphany Inc. (enterprise software company) and from August 1993 to September 1997, he was a co-founder, and served as CEO of Rocket Science Games. Prior to that he was a co-founder of Ardent (graphics supercomputer company) and MIPS Computers (RISC processor/systems company). Mr. Blank has over 25 years of experience in high technology companies and general management as a founder and executive. Mr. Blank sits on the boards of Immersion Corporation and California Audubon as well several private technology startups.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL SEVEN NOMINEES FOR DIRECTOR.

   PROPOSAL 2: AMEND THE 2000 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF
                         SHARES UNDERLYING THE OPTIONS

GENERAL

      We believe that the practice of granting stock options is critical to retaining and recruiting the key talent necessary at all employee levels to ensure the our continued success. On June 16, 2000, our board of directors adopted, and on August 24, 2000 stockholders approved, the 2000 Equity Incentive Plan (the "Equity Plan") as part of a continuing program to attract, retain and motivate our employees, directors and consultants. On April 16, 2002, the board of directors approved an increase of 1,800,000 in the number of shares authorized to be issued under the Equity Plan, and the we are now seeking ratification and authorization from the stockholders for such increase.

WHY DO WE NEED TO INCREASE THE SHARES RESERVED FOR ISSUANCE?

      At the time of its adoption, the Equity Plan reserved 4,500,000 shares of common stock for issuance under the plan. As of April 25, 2002, 3,884,056 shares of our common stock are subject to outstanding unexercised awards and 161,842 shares of our common stock remain for future awards.

      We believe that in a business that is heavily human-capital intensive as ours, options are an important factor in hiring and retaining talented personnel. While we recognize the possible dilutive effect to our stockholders, we believe, on balance, the incentive that is provided by the opportunity to participate in the growth and earnings of Macrovision through the granting of awards to acquire our common stock is important to our success and, accordingly, will benefit Macrovision and our stockholders. We believe it is in the best interests of our stockholders to approve this amendment to the Equity Plan.

WHAT IS THE PROPOSED AMENDMENT TO THE EQUITY PLAN?

      Below is the proposed amendment that replaces Section 3(a) of the Equity Plan. If you approve this proposal, the additional awards available under the Equity Plan will be subject to the same terms and provisions that are currently in the Equity Plan.

      Amended Section 3(a) provides as follows:

      As of April 16, 2002, the maximum number of shares of Stock reserved and available for the grant of Awards under the Plan shall be five million eight hundred forty-five thousand eight hundred ninety-eight (5,845,898) shares. For purposes of this limitation, the shares of Stock underlying any Awards which expire or which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than five hundred thousand (500,000) shares of Stock may be granted to any one individual participant during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company. Upon the exercise of a Stock Appreciation Right settled in shares of Stock, the right to purchase an equal number of shares of Stock covered by a related Stock Option, if any, shall be deemed to have been surrendered and will no longer be exercisable, and said number of shares of Stock shall no longer be available under the Plan.

      THE FOLLOWING IS A SUMMARY OF THE PRINCIPAL FEATURES OF THE EQUITY PLAN. HOWEVER, THIS SUMMARY IS NOT A COMPLETE DESCRIPTION OF ALL OF THE PROVISIONS OF THE EQUITY PLAN, AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE AMENDED EQUITY PLAN THAT WAS FILED ELECTRONICALLY WITH THIS PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. A COPY OF THE EQUITY PLAN IS AVAILABLE FROM MACROVISION'S SECRETARY AT THE ADDRESS ON THE COVER OF THIS DOCUMENT.

WHAT IS THE PURPOSE OF THE EQUITY PLAN AND WHO IS ELIGIBLE TO PARTICIPATE?

      The purpose of the Equity Plan is to provide our employees, non-employee directors, consultants and independent contractors with a direct stake in Macrovision's welfare to ensure a closer identification of their interests with those of Macrovision, thereby stimulating their efforts on behalf of Macrovision and strengthening their desire to remain with Macrovision.

HOW MANY SHARES WILL BE AVAILABLE UNDER THE EQUITY PLAN?

      A total of 4,500,000 shares of common stock were originally authorized for issuance under the Equity Plan, with 161,842 remaining available for future awards. If this proposal is approved, the number of shares of common stock available for future awards will be increased to 1,961,842. This maximum number does not include the number of shares subject to the unexercised portion of any stock award that expires or is terminated. As of the April 25, 2002, there were outstanding unexercised options to purchase 3,884,056 shares of our common stock under the Equity Plan. We may reissue expired or terminated shares under new awards. The maximum number of options that we may grant to any individual in any calendar year is 500,000.

WHO ADMINISTERS THE EQUITY PLAN?

      The Equity Plan is administered by the board of directors or a designated committee of the board of directors composed of two or more non-employee directors. The plan administrator determines who will be granted awards, the date of grants of awards and the terms and provisions of each award (which need not be identical).

CAN THE EQUITY PLAN BE AMENDED AND WHEN DOES IT EXPIRE?

      The Equity Plan does not have an expiration date. However, the board of directors may, at any time, amend or discontinue the Equity Plan, and the plan administrator may amend or cancel any option for any lawful purpose, but no action can adversely affect rights under any outstanding option without the optionee's consent.

WHAT TYPES OF AWARDS MAY BE GRANTED?

      The Equity Plan authorizes the plan administrator to grant options that are either incentive stock options (as defined in Section 422 of the Internal Revenue Code of 1986, as amended) or nonstatutory stock options. Incentive stock options may be granted to employees at a purchase price not less than 100% of the fair market value of a share of our common stock on the date of the grant. If incentive stock options are granted to any employee owning greater than 10% of our outstanding stock, then the exercise price for that employee will be not less than 110% of the fair market value of a share of our common stock on the date of grant. Nonstatutory stock options will be granted at a purchase price not less than

85% of the fair market value of a share of our common stock on the date of grant. The Equity Plan authorizes the plan administrator to grant stock appreciation rights in connection with, or independently of, all or part of any stock option, and allows for the issuance of restricted stock awards, which are limited to a total of 100,000 shares of our common stock.

HOW CAN OPTIONS BE EXERCISED?

      Awards granted under the Equity Plan in the form of options may be exercised in whole or in part and the purchase price may be paid in cash, other shares of our common stock, through a same day sale program, through a margin commitment program, or any combination of the foregoing. The plan administrator may accelerate the exercisability of all or any portion of an option at any time.

WHEN DO OPTIONS EXPIRE?

      Awards granted in the form of options under the Equity Plan must be exercised within a period fixed by the plan administrator, which period may not exceed ten years from the date of the grant of the option. Options may expire before the end of the option period if the optionee's service with Macrovision ceases for any reason, including death, disablement, retirement or termination.

WHAT HAPPENS IF MACROVISION DECLARES A STOCK SPLIT OR STOCK DIVIDEND?

      In the event of a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, exchange or similar change affecting common stock, the plan administrator will make an appropriate adjustment in the maximum number of shares reserved for issuance under the Equity Plan, the number and kind of shares covered by each outstanding option or other award, the aggregate number and/or kind of shares subject to any then outstanding awards, and the exercise price per share in respect of each outstanding option or other award.

WHAT HAPPENS IF MACROVISION DECIDES TO ENTER INTO A MERGER OR DECIDES TO
DISSOLVE?

      In the event of our dissolution or liquidation, or we merge with and into another entity, or there is a sale of all or substantially all of our assets, the Equity Plan and any option or other award or portion thereof not exercised will terminate unless the Equity Plan and the options and other awards thereunder are assumed by the surviving corporation or new options or other awards in the successor corporation are substituted for Macrovision options or other awards. If the surviving corporation does not assume all outstanding stock option awards or make such substitutions each optionee will have the right to exercise all of his or her options, regardless of their vesting schedule.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES WITH RESPECT TO INCENTIVE STOCK OPTIONS?

      An optionee will not realize taxable income and we will not receive any deduction at the time of a grant or exercise of incentive stock options. Any gain or loss realized upon the disposition of the shares acquired by optionees upon the exercise of incentive stock options after two years from the date of grant or after one year from the date of exercise will be treated as long-term capital gain or loss. For purposes of the alternative minimum tax only, the excess of the fair market value of the shares at the time of exercise of incentive options over the option price will be treated as additional income unless such shares are disposed of in the year of exercise.

      If the shares received upon exercise of an incentive stock option are disposed of prior to the end of the applicable holding periods, the difference between: (a) the lesser of the fair market value of the shares on the date of exercise or the price received upon disposition of the shares, and (b) the exercise price will be taxable to the optionee as ordinary income in the year in which such disposition occurs, and Macrovision will be entitled to a corresponding tax deduction. Any further gain or loss upon disposition will be treated as short-term or long-term capital gain or loss depending on the holding period of the shares.

      To the extent that the aggregate option price of an optionee's incentive options that become exercisable in any year exceeds $100,000, such options will be treated as nonstatutory options. If incentive options are exercised more than three months after the optionee's employment with us has ended, the incentive options will be treated as nonstatutory options.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES WITH RESPECT TO NONSTATUTORY STOCK OPTIONS?

      An optionee will not recognize taxable income and we will not receive any deduction at the time of a grant of nonstatutory stock options. Upon the exercise of nonstatutory options, the excess of the fair market value on the date of exercise of the shares received over the exercise price for such shares will be taxable to the optionee as ordinary income, and Macrovision may be entitled to a corresponding tax deduction. The subsequent sale of such shares by the optionee will generate short-term or long-term capital gain or loss in an amount equal to the difference between the amount realized on such sale and the fair market value of the shares at the time of exercise. Such a resale by the optionee has no tax consequence to Macrovision.

      The foregoing discussion of incentive stock option and nonstatutory stock option tax consequences to an optionee and to Macrovision are based upon the Internal Revenue Code as currently in effect. Pending legislation or future proposals, if enacted, could significantly change the tax consequences of either or both types of stock options.

THE MACROVISION BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF PROPOSAL 2.

       PROPOSAL 3: AMEND THE 1996 DIRECTORS STOCK OPTION PLAN TO INCREASE
                  THE NUMBER OF SHARES UNDERLYING THE OPTIONS

GENERAL

      The 1996 Directors Stock Option Plan (the "Directors Plan") was approved by the board of directors on December 3, 1996 and by our stockholders on February 25, 1997. On April 28, 2000, the board adopted certain amendments to the Directors Plan, including an increase in the number of shares of common stock reserved for issuance by 126,000 shares, and amended and restated the Directors Plan on June 16, 2000. Our stockholders approved these amendments on August 24, 2000. On April 16, 2002, the board of directors approved an increase of 200,000 in the number of shares authorized to be issued under the Directors Plan, and the we are now seeking ratification and authorization from the stockholders for such increase.

WHY DO WE NEED TO INCREASE THE SHARES RESERVED FOR ISSUANCE?

      At the time of its adoption, the Directors Plan reserved 108,000 shares of common stock for issuance under the plan. Subsequently, our common stock underwent three stock splits, with the net effect of increasing the 108,000 shares initially reserved for issuance to 240,000 shares. On August 24, 2000, our stockholders approved that 319,036 shares of common stock be reserved for issuance under the Directors Plan.

      As of April 25, 2002, there were outstanding unexercised options to purchase 242,036 shares of our common stock, and only 35,000 shares of common stock remained available for future grants to our non-employee directors. We have recently added a new director and are actively seeking another outside director. The relatively small number of shares remaining under the Directors Plan will not be adequate for the future needs of the Company. We believe that to attract, retain and motivate our non-employee directors, the number of shares available for issuance under the Directors Plan must be increased.

WHAT IS THE PROPOSED AMENDMENT TO THE DIRECTORS PLAN?

      Below is the proposed amendment that replaces Section 5(a) of the Directors Plan. If you approve this proposal, the additional awards available under the Directors Plan will be subject to the same terms and provisions that are currently in the Directors Plan.

      Amended Section 5(a) provides as follows:

      As of April 16, 2002, there shall be reserved for issue upon the exercise of options granted under the Plan four hundred seventy-seven thousand thirty-six (477,036) shares of Common Stock. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan.

      THE FOLLOWING IS A SUMMARY OF THE PRINCIPAL FEATURES OF THE DIRECTORS PLAN. HOWEVER, THIS SUMMARY IS NOT A COMPLETE DESCRIPTION OF ALL OF THE PROVISIONS OF THE DIRECTORS PLAN, AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE AMENDED DIRECTORS PLAN THAT WAS FILED ELECTRONICALLY WITH THIS PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. A COPY OF THE DIRECTORS PLAN IS AVAILABLE FROM MACROVISION'S SECRETARY AT THE ADDRESS ON THE COVER OF THIS DOCUMENT.

WHAT IS THE PURPOSE OF THE DIRECTORS PLAN AND WHO IS ELIGIBLE TO PARTICIPATE?

      The purpose of the Directors Plan is to retain and motivate our non-employee directors by providing them with or increasing their ownership interest in Macrovision. The Directors Plan authorizes the issuance of awards to our non-employee directors.

HOW MANY SHARES WILL BE AVAILABLE UNDER THE DIRECTORS PLAN?

      A total of 35,000 shares of common stock remain available for future grants under the Directors Plan. If this proposal is approved, the number of shares of common stock available for future grants will be increased to 235,000. This maximum number does not include the number of shares subject to the unexercised portion of any stock option that expires or is terminated. As of the April 25, 2002, there were outstanding unexercised options to purchase 242,036 shares of our common stock under the Directors Plan. We may reissue expired or terminated shares under new options.

WHO ADMINISTERS THE DIRECTORS PLAN?

      The board of directors administers, interprets and construes the Directors Plan, and adopts, amends and rescinds rules and regulations relating to administration.

CAN THE DIRECTORS PLAN BE AMENDED AND WHEN DOES IT EXPIRE?

            The Directors Plan will terminate automatically on December 1, 2006. However, the board of directors may terminate or amend the Directors Plan at any time, but such termination shall not affect the validity of any option then outstanding.

WHAT TYPES OF OPTIONS AND OTHER STOCK AWARDS MAY BE GRANTED?

      The Directors Plan authorizes the board of directors to grant nonstatutory stock options with an exercise price equal to the fair market value of our common stock on the date of grant.

HOW CAN OPTIONS BE EXERCISED?

      Options may be exercised in whole or in part by payment in cash, other shares of our common stock, through a same day sale program, through a margin commitment program, or any combination of the foregoing. The board of directors may accelerate the exercisability of all or any portion of an option at any time.

WHEN DO OPTIONS EXPIRE?

      Options granted under the Directors Plan must be exercised within a period fixed by the board of directors, which period may not exceed ten years from the date of the grant of the option. Options will be immediately exercisable upon an optionee's death or disability while serving on the board of directors. Options may expire before the end of the option period if the optionee's service with Macrovision ceases due to resignation.

WHAT HAPPENS IF MACROVISION DECLARES A STOCK SPLIT OR STOCK DIVIDEND?

      In the event of a stock split, stock dividend, recapitalization, reorganization, merger, consolidation or similar change affecting common stock, we will make an appropriate adjustment in the number of shares covered by each outstanding option, the aggregate number of shares for which options may be granted under the Directors Plan, and the exercise price per share of each outstanding option.

WHAT HAPPENS IF MACROVISION DECIDES TO ENTER INTO A MERGER OR DECIDES TO
DISSOLVE?

      In the event of our dissolution or liquidation, or we merge with and into another entity, or there is a sale of all or substantially all of our assets any and all outstanding options under the Directors Plan will become fully exercisable regardless of their vesting schedule. Upon the occurrence of a merger, dissolution or sale, the 1996 Director Stock Option Plan and any option thereof not exercised will terminate unless the Directors Plan and the options thereunder are assumed by the surviving corporation or new options in the successor corporation are substituted for Macrovision options.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES?

      An optionee will not recognize taxable income and we will not receive any deduction at the time of a grant of nonstatutory stock options. Upon the exercise of nonstatutory options, the excess of the fair market value on the date of exercise of the shares received over the exercise price for such shares will be taxable to the optionee as ordinary income, and Macrovision may be entitled to a corresponding tax deduction. The subsequent sale of such shares by the optionee will generate short-term or long-term capital gain or loss in an amount equal to the difference between the amount realized on such sale and the fair market value of the shares at the time of exercise. Such a resale by the optionee has no tax consequence to Macrovision.

      The foregoing discussion of nonstatutory stock option tax consequences to an optionee and to Macrovision are based upon the Internal Revenue Code as currently in effect. Pending legislation or future proposals, if enacted, could significantly change the tax consequences of nonstatutory stock options.

THE MACROVISION BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF PROPOSAL 3.

      PROPOSAL 4: AMEND THE 1996 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE
                  THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE

GENERAL

      In December 1996, we adopted the 1996 Employee Stock Purchase Plan (the "ESPP"). On April 16, 2002, the board of directors approved an increase of 250,000 in the number of shares authorized to be issued under the ESPP, and we are now seeking ratification and authorization from the stockholders for such an increase.

WHY DO WE NEED TO INCREASE THE SHARES RESERVED FOR ISSUANCE?

      At the time of its adoption, the ESPP reserved 140,000 shares of common stock for issuance under the plan. Subsequently, our common stock underwent three stock splits, with the net effect of increasing the 140,000 shares initially reserved for issuance to 560,000 shares. For the year ended December 31, 2001, employees purchased 57,003 shares of common stock under the ESPP. As of April 25, 2002, only 111,827 shares of common stock remained available for future issuances under the ESPP.

WHAT IS THE PROPOSED AMENDMENT TO THE ESPP?

      Below is the proposed amendment that replaces Section 4.1 of the ESPP. If you approve this proposal, the additional awards available under the ESPP will be subject to the same terms and provisions that are currently in the ESPP.

      Amended Section 4.1 provides as follows:

      As of April 16, 2002, there shall be reserved for issue upon the exercise of options granted under this Plan three hundred sixty-one thousand eight hundred twenty-seven (361,827) shares of Common Stock ("Plan Shares"), subject to adjustment as provided in Section 12 hereof. If any purchase rights granted under this Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan.

      THE FOLLOWING IS A SUMMARY OF THE PRINCIPAL FEATURES OF THE ESPP. HOWEVER, THIS SUMMARY IS NOT A COMPLETE DESCRIPTION OF ALL OF THE PROVISIONS OF THE ESPP, AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE AMENDED ESPP THAT WAS FILED ELECTRONICALLY WITH THIS PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. A COPY OF THE 1996 STOCK EMPLOYEE PURCHASE PLAN IS AVAILABLE FROM MACROVISION'S SECRETARY AT THE ADDRESS ON THE COVER OF THIS DOCUMENT.

WHAT IS THE PURPOSE OF THE ESPP?

      The purpose of the ESPP is to grant to our employees, a favorable opportunity to acquire our common stock, thereby encouraging all employees to accept, or to continue in, employment with us; increasing the interest of all employees in the Company's welfare through participation in the growth and value of our common stock; and furnishing employees with an incentive to improve our operations and increase profits.

HOW MANY SHARES WILL BE AVAILABLE UNDER THE ESPP?

      A total of 111,827 shares of common stock remain available for future purchase rights under the ESPP. If this proposal is approved, the number of shares of common stock available for future purchases will be increased to 361,827. If any purchase rights granted under the ESPP expire or are terminated for any reason without having been exercised in full, the unpurchased shares shall be available for reissue under the ESPP.

WHO ADMINISTERS THE ESPP?

      The ESPP is administered by the board of directors or a designated committee of the board of directors composed of two or more directors. The plan administrator has sole authority to interpret the ESPP and make all determinations deemed necessary or advisable for administration of the ESPP.

CAN THE ESPP BE AMENDED AND WHEN DOES IT EXPIRE?

      The board of directors may terminate or amend the ESPP, immediately after the close of an offering without the approval of stockholders. However, the board must seek stockholder approval to: (a) increase the number of shares of common stock reserved for issuance under the ESPP; (b) change the class of persons eligible to participate in the ESPP; or (c) extend the term of the ESPP.

      The ESPP will terminate automatically on the earlier of: (a) termination by the board of directors; (b) issuance of all the shares reserved under the ESPP; or (c) December 3, 2006. However, such termination will not affect the validity of any purchase rights then outstanding.

WHO IS ELIGIBLE TO PARTICIPATE?

      Each employee of the Company, including officers and employee directors, whose customary employment with the Company is at least twenty hours per week and more than five months in any calendar year, is eligible to participate in the ESPP. However, no employee may be granted a purchase right under the ESPP to the extent that, immediately after the grant, such employee would own 5% of either the voting power or value of all classes of outstanding capital stock of the Company.

WHAT IS THE TERM AND FREQUENCY OF THE OFFERING PERIODS?

      The ESPP is implemented through offering periods of twenty-four months in duration commencing on February 1 and August 1 of each year.

HOW DOES AN EMPLOYEE ELECT TO PARTICIPATE?

      To participate in the ESPP an employee must complete an enrollment and payroll deduction authorization form which indicates the amounts to be deducted from his or her salary and applied to the purchase of the shares. These payroll deductions may not be less than 1% nor more than 20% of gross compensation, up to an aggregate payroll deduction not to exceed $21,250 in any calendar year.

WHAT IS THE PURCHASE PRICE FOR SHARES SOLD IN AN OFFERING UNDER THE ESPP?

      The purchase price per share at which shares will be sold in an offering under the ESPP is 85% of the lesser of the closing bid price of a share our common stock on the first day or the last day of the offering period as reported by Nasdaq.

MAY A PARTICIPANT WITHDRAW FROM AN OFFERING PERIOD?

      Each participant may withdraw from an offering period by notifying the plan administrator in writing of his or her election to withdraw at any time at least 15 days prior to the end of the offering period. Upon receipt of such notice by the plan administrator, all future payroll deductions will cease, and any payroll deductions previously collected during the offering period will be refunded, without interest.

WHAT HAPPENS IF A PARTICIPANT CEASES EMPLOYMENT WITH MACROVISION?

      Payroll deductions with respect to any participant in an offering will automatically terminate upon the participant's cessation of employment, retirement, permanent or total disability or death.

WHAT HAPPENS IF MACROVISION DECLARES A STOCK SPLIT OR STOCK DIVIDEND?

      In the event of a stock split, stock dividend, recapitalization, reorganization, merger, consolidation or similar change affecting common stock, we will make an appropriate adjustment in the purchase price, the number of shares covered by each outstanding purchase right granted under the ESPP and the aggregate number of shares of common stock reserved for issuance under the ESPP.

WHAT HAPPENS IF MACROVISION DECIDES TO ENTER INTO A MERGER OR DECIDES TO
DISSOLVE?

      In the event of our dissolution or liquidation, or we merge with and into another entity, or there is a sale of all or substantially all of our assets, each outstanding purchase right will terminate unless the surviving corporation assumes the outstanding purchase rights or replaces them with substitute purchase rights having substantially similar terms and conditions. However, if outstanding purchase rights are to terminate upon such an event, the plan administrator may provide that for some period of time prior to such event, the outstanding purchase rights may be exercisable.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES?

      The ESPP is intended to qualify under the provisions of Section 423 of the Internal Revenue Code of 1986, as amended. Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. Upon the sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the holding period for the shares. If the shares are sold or otherwise disposed of more than two years from the participant's entry date into the applicable offering period and more than one year from the applicable date of purchase, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the participant's entry date into the applicable offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on any such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period for the shares. Macrovision is only entitled to a deduction for amounts taxed as ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

         The foregoing discussion of tax consequences to a participant and to Macrovision are based upon the Internal Revenue Code as currently in effect. Pending legislation or future proposals, if enacted, could significantly change the tax consequences.

THE MACROVISION BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF PROPOSAL 4.

        PROPOSAL 5: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

      We have appointed KPMG LLP as our independent auditors for the year ending December 31, 2002. The audit committee recommended the appointment of KPMG LLP to the board. KPMG LLP, who performed our audit services in 2001, including an examination of the consolidated financial statements and services related to filings with the Securities and Exchange Commission, has served as our accountants since November 1995. KPMG LLP performed all of its services in 2001 at customary rates and terms.

FEES

      The following are the fees we paid to KPMG LLP for significant professional services for the fiscal year ended December 31, 2001:

           Audit fees (year-end and quarterly reviews)          $335,000
                                                                --------
           Financial information systems design and
           implementation                                       $      0
                                                                --------
           All other fees:
                    Audit related fees - statutory audit (1)    $ 25,000
                    Tax compliance and tax consulting           $154,761
                    Other miscellaneous (2)                     $  6,439
                                                                --------
           Total all other fees                                 $186,200
                                                                --------

----------
(1) Audit related fees consisted primarily of statutory audits of the Company's UK subsidiaries.

(2)   Other miscellaneous fees consisted of various royalty audit services.

      The audit committee considered whether the non-audit services provided by KPMG LLP is compatible with maintaining the independence of KPMG LLP and determined that the services would not adversely affect that independence.

GENERAL

      Representatives of KPMG LLP will be present at the meeting, will be available to respond to your appropriate questions and will be able to make such statements as they desire.

      If you do not ratify the selection of independent accountants, the audit committee and the board will reconsider the appointment. However, even if you ratify the selection, the board may still appoint new independent accountants at any time during the year if it believes that such a change would be in the best interests of Macrovision and our stockholders.

THE MACROVISION BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF PROPOSAL 5.

                     INFORMATION ABOUT STOCKHOLDER PROPOSALS

      If you wish to submit a proposal for consideration at our 2003 Annual Meeting, you may do so by following the procedures prescribed in the Securities Exchange Act of 1934. To be eligible for inclusion in the Company's proxy statement and proxy materials, we must receive your proposals no later than January 7, 2003. In addition, if a stockholder proposal is not submitted to us prior to March 22, 2003, and the proposal is presented at the 2003 Annual Meeting of Stockholders without any discussion of the proposal in the proxy statement for such meeting, the proxy to be solicited by the board of directors for the 2003 Annual Meeting of Stockholders will confer authority on holders of the proxy to vote the shares in accordance with their best judgment and discretion.

                                 OTHER BUSINESS

      The board of directors does not intend to bring any other business before the meeting and, to the knowledge of the board, no matters are to be brought before the meeting except as specified in the notice of the meeting. If any other business does properly come before the meeting, however, the proxies will be voted in accordance with the judgment of the persons voting them.

                                  ANNUAL REPORT

      Together with this proxy statement, we have distributed to each of our stockholders our Annual Report on Form 10-K for the year ended December 31, 2001, which includes the consolidated financial statements of Macrovision and its subsidiaries and the report thereon of KPMG, LLP, our independent public accountants. If you did not receive them, we will send them to you without charge.

      The Annual Report on Form 10-K includes a list of exhibits filed with the Securities and Exchange Commission, but does not include the exhibits. If you wish to receive copies of the exhibits, we will send them to you. Expenses for copying and mailing the exhibits will be your responsibility. Please write to:
Ian R. Halifax, Corporate Secretary Macrovision Corporation 2830 De La Cruz Boulevard Santa Clara, California 95050

      In addition, the Securities and Exchange Commission maintains an Internet site at http://www.sec.gov that contains information filed with them.

      You should rely only on the information contained in this document to vote your shares at the annual meeting. We have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated May 6, 2002. You should not assume that the information contained in this document is accurate as of any date other than the date indicated, and neither the mailing of this document creates any implication to the contrary.

                                        By Order of the Board of Directors


                                        /s/ IAN R. HALIFAX
                                        ---------------------------------------
                                        Ian R. Halifax
                                        Secretary
Dated:  May 6, 2002
        Santa Clara, California

                                    "Annex A"

                             MACROVISION CORPORATION
                           2000 EQUITY INCENTIVE PLAN
                           --------------------------

              As Adopted by the Board of Directors on June 16, 2000
                   Approved by Stockholders on August 24, 2000
             As Amended by the Board of Directors on August 24, 2000
             As Amended by the Board of Directors on April 16, 2002

      Section 1. PURPOSE; DEFINITIONS.

      The name of the plan is the Macrovision Corporation 2000 Equity Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable employees (including officers and Directors) of Macrovision Corporation, a Delaware corporation (the "Company") and its Subsidiaries, non-employee members of the Board of Directors of the Company, and those consultants and other independent contractors who provide services to the Company and its Subsidiaries and upon whose judgment, initiative and efforts the Company and its Subsidiaries depend for the successful conduct of their business to acquire proprietary interests in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on behalf of the Company and its Subsidiaries and strengthening their desire to remain with the Company and its Subsidiaries.

      The following terms shall be defined as set forth below:

      (a) "Act" means the Securities Act of 1933, as amended.

      (b) "Administrator" means the Board or the Committee.

      (c) "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, and Restricted Stock Awards.

      (d) "Board" means the Board of Directors of the Company.

      (e) "Cause," as such term relates to the termination of any person's status as an employee or other service provider of the Company, means the occurrence of one or more of the following: (i) such person is convicted of, pleads guilty to, or confesses to any felony or any act of fraud, misappropriation or embezzlement which has an immediate and materially adverse effect on the Company or any Subsidiary, as determined by the Board in good faith in its sole discretion, (ii) such person engages in a fraudulent act to the material damage or prejudice of the Company or any Subsidiary or in conduct or activities materially damaging to the property, business or reputation of the Company or any Subsidiary, all as determined by the Board in good faith in its sole discretion, (iii) any material act or omission by such person involving malfeasance or negligence in the performance of such person's duties to the Company or any Subsidiary to the material detriment of the Company or any Subsidiary, as determined by the Board in good faith in its sole discretion, which has not been corrected by such person to the satisfaction of the Board within 30 days after written notice from the Company of any such act or omission, (iv) failure by such person to comply in any material respect with the terms of his employment agreement, if any, or any written policies or directives of the Board as determined by the Board in good faith in its sole discretion, which has not been corrected by such person to the satisfaction of the Board within 30 days after written notice from the Company of such failure, or (v) material breach by such person of any other agreement with the Company, as determined by the Board in good faith in its sole discretion.

      (f) "Code" means the Internal Revenue Code of 1986, as amended, and any successor tax laws, and related rules, regulations and interpretations.

      (g) "Committee" means a committee of two or more Independent Directors appointed by the Board to administer the Plan.

      (h) "Director" means a member of the Board.

      (i) "Disability" means an individual's inability to perform his normal required services for the Company and its Subsidiaries for a period of six consecutive months by reason of the individual's mental or physical disability, as determined by the Administrator in good faith in its sole discretion.

      (j) "Fair Market Value" of the Stock on any given date under the Plan shall be determined as follows:

            (i) If the Stock is at the time listed or admitted to trading on any national stock exchange, then the fair market value shall be the closing selling price per share of the Stock on the date of determination on the stock exchange determined by the Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape transactions on such exchange. If there is no reported sale of the Stock on such exchange on the date of determination, then the fair market value shall be the closing price on the exchange on the last preceding date for which such quotation exists.

            (ii) If the Stock is not at the time listed or admitted to trading on any national exchange but is traded on the NASDAQ National Market System, the fair market value shall be the closing selling price per share of the Stock on the date of determination, as such price is reported by the National Association of Securities Dealers, Inc. through the NASDAQ National Market System or through any successor system. If there is no reported closing selling price for the Stock on the date of determination, then the fair market value shall be the closing selling price on the last preceding date for which such quotation exists.

            (iii) If the Stock is at the time neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Administrator after taking into account such factors as the Administrator shall deem appropriate.

      (k) "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

      (l) "Independent Director" means a member of the Board who is not also an employee of the Company or any Subsidiary.

      (m) "Nonstatutory Stock Option" means any Stock Option that is not an Incentive Stock Option.

      (n) "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

      (o) "Restricted Stock Award" means any Award granted pursuant to
Section 7.

      (p) "Retirement" means an employee's termination of employment with the Company and its Subsidiaries after attainment of age 65 or attainment of age 55 and completion of 10 years of employment.

      (q) "Stock" means the Common Stock, par value $.001 per share, of the Company, subject to adjustments pursuant to Section 3.

      (r) "Stock Appreciation Right" means any Award granted pursuant to
Section 6.

      (s) "Subsidiary" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

      Section 2. ADMINISTRATION OF PLAN; AUTHORITY TO SELECT PARTICIPANTS AND DETERMINE AWARDS

      (a) POWERS OF ADMINISTRATOR. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

            (i) to select those employees (including officers and Directors) of the Company and its Subsidiaries, non-employee Directors, and consultants and other independent contractors in service to the Company and its Subsidiaries to whom Awards may from time to time be granted;

            (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, and Restricted Stock Awards, or any combination of the foregoing, granted to any one or more participants;

            (iii) to determine the number of shares of Stock to be covered by any Award;

            (iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

            (v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

            (vi) subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised;

            (vii) to determine at any time whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Administrator) or dividends or deemed dividends on such deferrals; and

            (viii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan (including for any subplan or portion of the Plan that the Administrator may establish for a specific group of employees or other service providers) and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and otherwise to supervise the administration of the Plan.

      All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan participants.

      (b) DELEGATION OF AUTHORITY TO GRANT AWARDS. The Administrator, in its discretion, may delegate to the Chief Executive Officer or Chief Operating Officer of the Company all or part of the Administrator's authority and duties with respect to Awards, including the granting thereof, to individuals who are not subject to the reporting and other provisions of Section 16 of the Act or "covered employees" within the meaning of Section 162(m) of the Code. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator's delegate or delegates that were consistent with the terms of the Plan.

      Section 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

      (a) STOCK ISSUABLE. As of April 16, 2002, the maximum number of shares of Stock reserved and available for the grant of Awards under the Plan shall be five million eight hundred forty-five thousand eight hundred ninety-eight (5,845,898) shares. For purposes of this limitation, the shares of Stock underlying any Awards which expire or which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than five hundred thousand (500,000) shares of Stock may be granted to any one individual participant during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company. Upon the exercise of a Stock Appreciation Right settled in shares of Stock, the right to purchase an equal number of shares of Stock covered by a related Stock Option, if any, shall be deemed to have been surrendered and will no longer be exercisable, and said number of shares of Stock shall no longer be available under the Plan.

      (b) RECAPITALIZATIONS. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual participant, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and (iv) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

      (c) MERGERS, ETC. In the event of (i) a dissolution or liquidation of the Company; (ii) a merger or consolidation in which the Company is the not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Stock Options and Stock Appreciation Rights granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all optionees); (iii) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company; (iv) the sale of substantially all of the assets of the Company; or
(v) any other transaction which qualifies as a "corporate transaction" under
Section 424(a) of the Internal Revenue Code of 1986, as amended, wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the stockholders of the Company), the Board, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding Stock Options and Stock Appreciation Rights: (I) provide that such Stock Options shall be assumed or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (II) upon written notice to the optionees, provide that all unexercised Stock Options and Stock Appreciation Rights will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, and/or (III) in the event of a business combination under the terms of which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the business combination, make or provide for a cash payment to the optionees, equal to the difference between (A) the value (as determined by the Administrator) of the consideration payable per share of Stock pursuant to the business combination (the "Merger Price") multiplied by the number of shares of Stock subject to such outstanding Stock Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Merger Price) and
(B) the aggregate exercise price of all such outstanding Stock Options and Stock Appreciation Rights, in exchange for the termination of such Stock Options and Stock Appreciation Rights.

      (d) SUBSTITUTE AWARDS. The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances.

      Section 4. ELIGIBILITY

      Participants in the Plan shall be such full-time or part-time employees (including officers and Directors) of the Company and its Subsidiaries, non-employee Directors, and consultants and other independent contractors in service to the Company and its Subsidiaries as the Administrator in its sole discretion shall select from time to time.

      Section 5. STOCK OPTIONS

      Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve. Stock Options granted under the Plan may be either Incentive Stock Options or Nonstatutory Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be a Nonstatutory Stock Option. The Administrator may from time to time adopt subplans to this Plan containing such additional terms, conditions and restrictions, not inconsistent with the terms of the Plan, as may be necessary to qualify the grants of Stock Options thereunder for preferential treatment under the laws of any country or other jurisdiction in which the Company or any of its Subsidiaries has employees, non-employee Directors, consultants or other independent contractors.

      No Incentive Stock Option shall be granted under the Plan after May 31, 2010.

      (a) TERMS AND CONDITIONS OF STOCK OPTIONS. The Administrator in its discretion may grant Stock Options subject to the following terms and conditions and such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

            (i) EXERCISE PRICE. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the

      Administrator at the time of grant, but shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant in the case of Incentive Stock Options, or less than 85% of the Fair Market Value of a share of Stock on the date of grant in the case of Nonstatutory Stock Options. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or of any "parent or subsidiary corporation" of the Company (within the meaning of Section 424(f) of the Code) and an Incentive Stock Option is granted to such employee, the exercise price per share for the Stock covered by such Incentive Stock Option shall be not less than 110% of the Fair Market Value of a share of Stock on the grant date.

            (ii) OPTION TERM. The term of each Stock Option shall be fixed by the Administrator, but no Incentive Stock Option shall be exercisable more than ten years after the date the Option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or of any "parent or subsidiary corporation" of the Company (within the meaning of Section 424(f) of the Code) and an Incentive Stock Option is granted to such employee, the term of such Option shall expire no more than five years after the date of grant.

            (iii) EXERCISABILITY; RIGHTS OF A STOCKHOLDER. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at the time of grant. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

            (iv) METHOD OF EXERCISE. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Payment of the purchase price shall be made in full concurrently with such exercise by any one of the following methods: (A) in cash; (B) if and to the extent the instrument evidencing the Option so provides and if the Company is not then prohibited from purchasing or acquiring shares of Stock, with shares of Stock that have been held by the optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes, delivered in lieu of cash and valued at their Fair Market Value on the date of exercise; (C) through a "same day sale" commitment from the optionee and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (the "NASD Dealer") whereby the optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company; (D) through a "margin" commitment from the optionee and a NASD Dealer whereby the optionee irrevocably elects to exercise the Option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price , and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company; or (E) any combination of the foregoing. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws.

            (v) TERMINATION BY REASON OF DEATH. Any Stock Option held by an optionee whose employment by (or other business relationship with) the Company and its Subsidiaries is terminated by reason of the optionee's death may thereafter be exercised, to the extent it was exercisable by the optionee on the date of the optionee's death, by the legal representative of the optionee's estate or by any other person who acquires the right to exercise the option by reason of such death under the optionee's will or the laws of intestate succession, for a period of 12 months (or such other period as the Administrator shall specify in the Stock Option) from the date of death, but not later than the expiration of the stated term of the Option, if earlier.

            (vi) TERMINATION BY REASON OF DISABILITY. Any Stock Option held by an optionee whose employment by (or other business relationship with) the Company and its Subsidiaries is terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable on the date of such termination, for a period of 12 months (or such other period as the Administrator shall specify in the Stock Option) from the date of such termination of employment (or business relationship), but not later than the expiration of the stated term of the Option, if earlier. The Administrator shall have sole authority and discretion to determine whether a participant's employment (or business relationship) has been terminated by reason of Disability. The Administrator may specify in any Stock Option that the death of an optionee during the period provided in this Section 5(a)(vi) for the exercise of the Option shall extend such period for a period ending not later than 12 months following the date of the optionee's death, subject to termination on the expiration of the stated term of the Option, if earlier.

            (vii) TERMINATION BY REASON OF RETIREMENT. Any Stock Option held by an optionee whose employment by the Company and its Subsidiaries is terminated by reason of Retirement may thereafter be exercised, to the extent it was exercisable on the date of such termination, for a period of 12 months (or such other period as the Administrator shall specify) from the date of such termination of employment, but not later than the expiration of the stated term of the Option, if earlier. The Administrator may specify in any Stock Option that the death of an optionee during the period provided in this Section 5(a)(vii) for the exercise of the Option shall extend such period for a period ending not later than 12 months following the date of the optionee's death, subject to termination on the expiration of the stated term of the Option, if earlier.

            (viii) TERMINATION FOR CAUSE. If any optionee's employment by (or business relationship with) the Company and its Subsidiaries is terminated for Cause, any Stock Option held by such optionee, including any Stock Option that is exercisable at the time of such termination, shall immediately terminate and be of no further force and effect; provided, however, that the Administrator may, in its sole discretion, provide in any Stock Option that such Stock Option can be exercised, to the extent it was exercisable on the date of such termination, for a period of up to 30 days from the date of termination of employment (or business relationship), but not later than the expiration of the stated term of the Option, if earlier.

            (ix) OTHER TERMINATION. Unless otherwise determined by the Administrator, if an optionee's employment by (or business relationship with) the Company and its Subsidiaries terminates for any reason other than death, Disability, Retirement, or for Cause, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable on the date of such termination, for three months (or such other period not to exceed 60 months as the Administrator shall specify) from the date of termination of employment (or business relationship), but not later than the expiration of the stated term of the Option, if earlier.

            (x) ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Nonstatutory Stock Option.

      (b) NON-TRANSFERABILITY OF OPTIONS. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee. Notwithstanding the foregoing, the Administrator may provide in an option agreement evidencing a Nonstatutory Stock Option that the optionee may transfer, without consideration for the transfer, such Nonstatutory Stock Option to members of his immediate family, to trusts for the benefit of such family members, to partnerships in which such family members are the only partners, or to charitable organizations, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of the Plan and the applicable option agreement.

      (c) FORM OF SETTLEMENT. Shares of Stock issued upon exercise of a Stock Option shall be free of all restrictions under the Plan, except as otherwise provided in the Plan.

      Section 6. STOCK APPRECIATION RIGHTS.

      (a) NATURE OF STOCK APPRECIATION RIGHTS. A Stock Appreciation Right is an award entitling the recipient to receive an amount in cash or shares of Stock or a combination thereof having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the per share exercise price of the Stock Appreciation Right set by the Administrator at the time of grant, which exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant (or not less than the Option exercise price per share, if the Stock Appreciation Right was granted in tandem with a Stock Option) multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised, with the Administrator having the right to determine the form of payment.

      (b) GRANT AND EXERCISE OF STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted by the Administrator in tandem with, or independently of, any Stock Option granted pursuant to Section 5 of the Plan. In the case of a Stock Appreciation Right granted in tandem with a Nonstatutory Stock Option, such Stock Appreciation Right may be granted either at or after the time of the grant of such Option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Stock Appreciation Right may be granted only at the time of the grant of the Option.

      (c) TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator, subject to the following:

            (i) Stock Appreciation Rights granted in tandem with Options shall be exercisable at such time or times and to the extent that the related Stock Options shall be exercisable. A Stock Appreciation Right or applicable portion thereof granted in tandem with a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Option.

            (ii) Upon exercise of a Stock Appreciation Right, the applicable portion of any related Option shall be surrendered.

            (iii) Stock Appreciation Rights granted in tandem with an Option shall be transferable only when and to the extent that the underlying Option would be transferable. Stock Appreciation Rights not granted in tandem with an Option shall not be transferable otherwise than by will or the laws of descent or distribution. All Stock Appreciation Rights shall be exercisable during the participant's lifetime only by the participant or the participant's legal representative.

      Section 7. RESTRICTED STOCK AWARDS

      (a) NATURE OF RESTRICTED STOCK AWARDS. A Restricted Stock Award is an Award entitling the recipient to acquire shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant ("Restricted Stock"), at a purchase price and for such consideration as the Administrator may determine, which price shall not be less than 85% of the Fair Market Value of the Stock on the date of issuance. Such Restricted Stock issuances may, at the discretion of the Administrator, be based on continuing employment (or other business relationship) with the Company and its Subsidiaries and/or achievement of pre-established performance goals and objectives. Restricted Stock Awards shall be limited to a total of one hundred thousand (100,000) shares of Stock.

      (b) RIGHTS AS A STOCKHOLDER. Upon execution of a written instrument setting forth the Restricted Stock Award and paying any applicable purchase price, a participant shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company or of a third party escrow holder until such Restricted Stock is vested as provided in Section 7(d) below.

      (c) RESTRICTIONS. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the written instrument evidencing the Restricted Stock Award. If a participant's employment (or other business relationship) with the Company and its Subsidiaries terminates for any reason, the Company shall have the right to repurchase from the participant or the participant's legal representative at their purchase price the Restricted Stock with respect to which conditions have not lapsed.

      (d) VESTING OF RESTRICTED STOCK. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be "vested." Except as may otherwise be provided by the Administrator, a participant's rights in any shares of Restricted Stock that have not vested shall terminate automatically upon the participant's termination of employment (or other business relationship) with the Company and its Subsidiaries and such shares shall be subject to the Company's right of repurchase as provided in
Section 7(c) above.

      (e) WAIVER, DEFERRAL AND REINVESTMENT OF DIVIDENDS. The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

      Section 8. TAX WITHHOLDING

      (a) PAYMENT BY PARTICIPANT. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

      (b) PAYMENT IN STOCK. Subject to approval by the Administrator, a participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

      Section 9. TRANSFER, LEAVE OF ABSENCE, ETC.

      For purposes of the Plan, the following events shall not be deemed a termination of employment:

      (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

      (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

      Section 10. AMENDMENTS AND TERMINATION

      The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price in a manner not inconsistent with the terms of the Plan, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. If and to the extent determined by the Administrator to be required to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by the Company's stockholders entitled to vote at a meeting of stockholders. Notwithstanding the foregoing, without the prior approval of the Company's stockholders entitled to vote at a meeting of stockholders, no outstanding Award shall be amended to reduce its exercise or purchase price or cancelled and replaced with a substitute Award at a lower exercise or purchase price.

      Section 11. STATUS OF PLAN

      With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

      Section 12. GENERAL PROVISIONS

      (a) NO DISTRIBUTION; COMPLIANCE WITH LEGAL REQUIREMENTS. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it considers appropriate.

      (b) DELIVERY OF STOCK CERTIFICATES. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

      (c) OTHER COMPENSATION ARRANGEMENTS; NO EMPLOYMENT RIGHTS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

      Section 13. EFFECTIVE DATE OF PLAN

      This Plan shall become effective when adopted by the Company's Board of Directors, but no Award granted under the Plan shall become exercisable and no shares shall be issuable under the Plan unless the Plan shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve (12) months of the Board's approval, then all Awards previously granted under the Plan shall terminate, and no further Awards shall be granted or issued.

      Section 14. GOVERNING LAW

      This Plan shall be governed by California law except to the extent such law is preempted by federal law; provided, however, that the Delaware General Corporation Law shall apply to the issuance of Stock and other securities hereunder.

                                    "Annex B"

                             MACROVISION CORPORATION
                        1996 DIRECTORS STOCK OPTION PLAN

       As Amended and Restated by the Board of Directors on June 16, 2000,
                 Approved by the Stockholders on August 24, 2000
            As Amended by the Board of Directors on February 16, 2001
             As Amended by the Board of Directors on April 16, 2002

      1. PURPOSE. The purpose of the Macrovision Corporation 1996 Directors Stock Option Plan (the "Plan") is to grant to non-employee members of the Company's Board of Directors ("Outside Directors") of Macrovision Corporation, a Delaware corporation (the "Company") the opportunity to acquire Common Stock of the Company, thereby encouraging such persons to accept or continue their service on the Company's Board of Directors; to align the interests of such persons with those of the Company's stockholders through stock ownership; and to furnish such persons an additional incentive to improve operations and increase profits of the Company.

            To accomplish the foregoing objectives, this Plan provides a means whereby Outside Directors may receive options to purchase Common Stock. Options granted under this Plan will be nonstatutory (nonqualified) stock options.

      2. ADMINISTRATION. The Plan shall be administered by the Company's Board of Directors (the "Administrator"), which shall have the power and authority to grant stock options consistent with the terms of the Plan, including the power and authority:

            (a) to determine the terms and conditions of the stock option agreements entered into between the Company and any Outside Director;

            (b) to interpret the Plan;

            (c) to modify or amend any such option; and

            (d) to make all determinations necessary or advisable for the administration of the Plan.

      3. ELIGIBILITY; NUMBER.

            (a) Each Outside Director who first becomes a member of the Company's Board of Directors after the effective date of the Registration Statement on Form SB-2 for the initial public offering of the Company's Common Stock (the "IPO Date") shall be granted options to purchase shares of the Company's Common Stock effective as of the date he or she first becomes a member of the Company's Board of Directors (the "Initial Grant Date"). On and after April 23, 2000, the number of shares of the Company's Common Stock subject to options granted to each such Outside Director on his or her Initial Grant Date shall be forty thousand (40,000) shares.

            (b) Each Outside Director who first becomes a member of the Company's Board of Directors after the IPO Date shall be granted options to purchase additional shares of the Company's Common Stock annually on each successive anniversary of the Initial Grant Date commencing on the one (1) year anniversary of the Initial Grant Date, provided that such Outside Director continues to serve on the Company's Board of Directors on such dates. Each Outside Director who is serving as a member of the Company's Board of Directors on the IPO Date will be granted an option to purchase shares of the Company's Common Stock annually on each successive anniversary of the IPO Date commencing on the one (1) year anniversary of the IPO Date, provided that such Outside Director continues to serve on the Company's Board of Directors on such dates. Each employee member of the Company's Board of Directors who becomes an Outside Director as a result of ceasing to be an employee of the Company will be granted an option to purchase shares of the Company's Common Stock annually on each successive anniversary of the IPO Date commencing on the first anniversary of the IPO Date on which such individual serves as an Outside Director, provided that such individual continues to serve as an Outside Director on the Company's Board of Directors on such dates, but such an individual will not receive any initial grant of an option to purchase shares of the Company's Common Stock under Subsection 3(a) above. On and after February 16, 2001, the number of shares of the Company's Common Stock subject to options granted to each Outside Director annually under this Subsection 3(b) shall be fifteen thousand (15,000) shares.

      4. EXERCISE PRICE. The exercise price of each option to purchase a share of the Company's Common Stock shall be the fair market value of a share of the Company's Common Stock on the date on which such option is granted. For all purposes of this Plan, the fair market value of the Company's Common Stock on any particular date shall be determined as follows:

            (a) If the Stock is at the time listed or admitted to trading on any national stock exchange, then the fair market value shall be the closing selling price per share of the Stock on the date of determination on the stock exchange determined by the Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape transactions on such exchange. If there is no reported sale of the Stock on such exchange on the date of determination, then the fair market value shall be the closing price on the exchange on the last preceding date for which such quotation exists.

            (b) If the Stock is not at the time listed or admitted to trading on any national exchange but is traded on the NASDAQ National Market System, the fair market value shall be the closing selling price per share of the Stock on the date of determination, as such price is reported by the National Association of Securities Dealers, Inc. through the NASDAQ National Market System or through any successor system. If there is no reported closing selling price for the Stock on the date of determination, then the fair market value shall be the closing selling price on the last preceding date for which such quotation exists.

            (c) If the Stock is at the time neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Administrator after taking into account such factors as the Administrator shall deem appropriate.

      5. COMMON STOCK SUBJECT TO PLAN.

            (a) As of April 16, 2002, there shall be reserved for issue upon the exercise of options granted under the Plan, four hundred seventy-seven thousand and thirty-six (477,036) shares of Common Stock. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan.

            (b) Notwithstanding any other provisions of this Plan, the aggregate number of shares of Common Stock subject to outstanding options granted under this Plan, plus the aggregate number of shares issued upon the exercise of all options granted under this Plan, shall never be permitted to exceed the number of shares specified in the first sentence of Subsection 5(a) above.

      6. TERMS OF OPTIONS. Each option granted under the Plan shall be evidenced by a nonstatutory stock option agreement between the individual to whom the option is granted (the "optionee") and the Company. Each such agreement shall designate the option thereby granted as a nonstatutory stock option. Each such agreement shall be subject to the terms and conditions set forth in this Section 6, and to such other terms and conditions not inconsistent herewith as the Administrator may deem appropriate in each case. All options granted under this Plan shall be subject to the following terms and conditions:

            (a) TERM OF OPTIONS. The period or periods within which an option may be exercised shall be determined by the Administrator at the time the option is granted, but in no event shall such period extend beyond ten (10) years from the date the option is granted.

            (b) METHOD OF PAYMENT FOR COMMON STOCK. Payment for stock purchased upon any exercise of an option granted under this Plan shall be made in full concurrently with such exercise by any one of the following methods: (i) in cash; (ii) if and to the extent the instrument evidencing the option so provides and if the Company is not then prohibited from purchasing or acquiring shares of such stock, with shares of the same class of stock as are subject to the option that have been held by the optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes, delivered in lieu of cash, with the shares so delivered to be valued on the basis of the fair market value of the stock (determined in a manner specified in the instrument evidencing the option) on the date of exercise; (iii) through a "same day sale" commitment from the optionee and a broker-dealer that is a member of the National Association of Securities Dealers (the "NASD Dealer") whereby the optionee irrevocably elects to exercise the option and to sell a portion of the shares so purchased to pay for the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company; (iv) through a "margin" commitment from the optionee and a NASD Dealer whereby the optionee irrevocably elects to exercise the option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price , and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company; or (v) any combination of the foregoing.

            (c) VESTING. Options granted under this Plan on or before April 22, 1999, shall become first exercisable ratably over a four (4) year period such that each option shall become first exercisable as to one forty-eighth (1/48) of the option shares on the last day of each month, beginning with the first full month following the date of grant, provided that the optionee continues to serve on the Company's Board of Directors on such dates. Initial options granted under Subsection 3(a) of this Plan on or after April 23, 1999, and annual options granted under Subsection 3(b) of this Plan on or after April 23, 1999, but prior to April 23, 2000, shall become first exercisable ratably over a three (3) year period such that each option shall become first exercisable as to one thirty-sixth (1/36) of the option shares on the last day of each month, beginning with the first full month following the date of grant, provided that the optionee continues to serve on the Company's Board of Directors on such dates. Annual options granted under Subsection 3(b) of this Plan on or after April 23, 2000, shall become first exercisable ratably over a one (1) year period such that each option shall become first exercisable as to one twelfth (1/12) of the option shares on the last day of each month, beginning with the first full month following the date of grant, provided that the optionee continues to serve on the Company's Board of Directors on such dates. Notwithstanding the foregoing, all options granted to an optionee under this Plan will become exercisable immediately upon the optionee's death or disability while serving on the Company's Board of Directors.

            (d) DEATH; DISABILITY; RESIGNATION. In the event of an optionee's death or disability while serving on the Company's Board of Directors, all options granted to that optionee under this Plan may be exercised by the optionee or the optionee's estate for a period of one (1) year after the date on which the optionee ceases to serve on the Company's Board and will terminate if not exercised during such period, subject to termination on the expiration of the stated term of the option, if earlier. If an optionee resigns from the Company's Board of Directors or declines to stand for reelection, options that have become exercisable through the last date on which the optionee serves on the Company's Board may be exercised for a period of three (3) months thereafter and will terminate if not exercised during such period, subject to termination on the expiration of the stated term of the option, if earlier. If an optionee is removed from the Board by action of the Company's Stockholders or Board of Directors, options that have become exercisable through the date of such removal may be exercised for a period of one (1) week thereafter and will terminate if not exercised during such period, subject to termination on the expiration of the stated term of the option, if earlier. The "optionee's estate" shall mean the duly authorized conservator or guardian of the estate of the optionee or the executor of the optionee's last will or the duly authorized administrator or special administrator of the optionee's probate estate or any other legal representative of the optionee's estate duly appointed as a result of the optionee's death or incapacity or any person who acquires the right to exercise this option by reason of the optionee's death under the optionee's will or the laws of intestate succession.

            (e) WITHHOLDING AND EMPLOYMENT TAXES. At the time of exercise of an option, the optionee shall remit to the Company in cash the amount of any and all applicable federal and state withholding and employment taxes.

      7. STOCK ISSUANCE AND RIGHTS AS STOCKHOLDER. Notwithstanding any other provisions of the Plan, no optionee shall have any of the rights of a stockholder (including the right to vote and receive dividends) of the Company, by reason of the provisions of this Plan or any action taken hereunder, until the date such optionee shall both have paid the exercise price for the Common Stock and shall have been issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) the stock certificate evidencing such shares.

      8. NON-TRANSFERABILITY OF OPTIONS. No option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all options shall be exercisable, during the optionee's lifetime, only by the optionee. Notwithstanding the foregoing, the Administrator may provide in any option agreement that the optionee may transfer, without consideration for the transfer, such option to members of his immediate family, to trusts for the benefit of such family members, to partnerships in which such family members are the only partners, or to charitable organizations, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of the Plan and the applicable option agreement.

      9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

            (a) Subject to any required action by the Company's stockholders, the number of shares of Common Stock covered by this Plan as provided in Section 5, the number of shares covered by each outstanding option granted hereunder and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a split, reverse split, subdivision or consolidation of such shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." The number of shares of Common Stock, as provided in Section 3, covered by options to be granted after the date of any event described in this Subsection 9(a) shall not be adjusted as a result of such event, unless the Board determines that it is appropriate to make such an adjustment and amends the Plan accordingly.

            (b) In the event of (i) a dissolution or liquidation of the Company;
(ii) a merger or consolidation in which the Company is the not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the options granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all optionees); (iii) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company; (iv) the sale of substantially all of the assets of the Company; or (v) any other transaction which qualifies as a "corporate transaction" under Section 424(a) of the Internal Revenue Code of 1986, as amended, wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the stockholders of the Company), any and all outstanding options under this Plan shall become fully exercisable, notwithstanding any other provision of this Plan and without regard to any vesting provisions contained in the options, for a reasonable period of time prior to the consummation of such event. Upon any such event, the successor corporation (if any) may assume, convert or replace any outstanding options that are not exercised prior to the consummation of the event or may substitute equivalent options or provide substantially similar consideration to the optionees as was provided to the stockholders (after taking into account the existing provisions of the option grants). In the event such successor corporation (if any) does not assume or substitute options, as provided above, upon an event described in this Subsection 9(b), such options will terminate on the consummation of such event at such time and on such conditions as the Company's Board of Directors shall determine.

            (c) To the extent that any adjustments described in this Section 9 relate to stock or securities of the Company, such adjustments shall be made by the Company's Board of Directors, whose determination in that respect shall be final, binding and conclusive.

            (d) Except as expressly provided in this Section 9, no optionee shall have any rights by reason of any subdivision or consolidation of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to any option granted hereunder.

            (e) The grant of an option pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

      10. SECURITIES LAW REQUIREMENTS.

            (a) The Administrator may require an individual as a condition of the grant and of the exercise of an option, to represent and establish to the satisfaction of the Administrator that all shares of Common Stock to be acquired upon the exercise of such option will be acquired for investment and not for resale. The Administrator shall cause such legends to be placed on certificates evidencing shares of Common Stock issued upon exercise of an option as, in the opinion of the Company's counsel, may be required by federal and applicable state securities laws.

            (b) No shares of Common Stock shall be issued upon the exercise of any option unless and until counsel for the Company determines that: (i) the Company and the optionee have satisfied all applicable requirements under the Securities Act of 1933, as amended (the "Securities Act") and the Exchange Act;
(ii) any applicable listing requirement of any stock exchange on which the Company's Common Stock is listed has been satisfied; and (iii) all other applicable provisions of state and federal law have been satisfied.

      11. FINANCIAL ASSISTANCE. The Company shall have the authority under this Plan to assist any Outside Director to whom an option is granted hereunder in the payment of the purchase price payable on exercise of that option, by lending the amount of such purchase price to such Outside Director on such terms and at such rates of interest and upon such security as shall have been authorized by or under authority of the Company's Board of Directors.

      12. AMENDMENT. The Company's Board of Directors may terminate the Plan or amend the Plan from time to time in such respects as the Board may deem advisable.

      13. TERMINATION. The Plan shall terminate automatically on December 1, 2006, and may be terminated at any earlier date by the Company's Board of Directors. No option shall be granted hereunder after termination of the Plan, but such termination shall not affect the validity of any option then outstanding.

      14. TIME OF GRANTING OPTIONS. The date of grant of an option hereunder shall, for all purposes, be the date on which the Administrator makes the determination granting such option.

      15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan.

      16. EFFECTIVE DATE. This Plan was adopted by the Company's Board of Directors on December 3, 1996, and was approved by the stockholders of the Company on February 25, 1997. The Plan was most recently restated by the Company's Board of Directors on June 16, 2000, which restatement was approved by the stockholders of the Company on August 24, 2000, and subsequently amended by the Company's Board of Directors on February 16, 2001. However, no options shall be granted under the Plan prior to the IPO Date.

                                   "Annex C"

                             MACROVISION CORPORATION
                        1996 EMPLOYEE STOCK PURCHASE PLAN

                      As Adopted Effective December 3, 1996
                 Restated for Merger effective February 14, 1997
          Restated for Reverse Stock Split effective February 26, 1997
              Restated for Stock Dividend effective August 6, 1999
              Restated for Stock Dividend effective March 17, 2000
Restated for Amendment Approved by Board of Directors effective February 1, 2001
             As Amended by the Board of Directors on April 16, 2002

      1. PURPOSE. The purpose of the Macrovision Corporation 1996 Employee Stock Purchase Plan (the "Plan") is to grant to all employees of Macrovision Corporation, a Delaware corporation (the "Company") and its subsidiaries and affiliates, a favorable opportunity to acquire Common Stock of the Company, thereby encouraging all employees to accept, or to continue in, employment with the Company; increasing the interest of all employees in the Company's welfare through participation in the growth and value of the Common Stock; and furnishing employees with an incentive to improve operations and increase profits of the Company.

      To accomplish the foregoing objectives, this Plan provides a means whereby all employees may accrue rights to purchase shares of Common Stock of the Company.

      2. ADMINISTRATION. The Plan shall be administered by the Board of Directors (the "Board") of the Company or by a committee of two or more directors appointed by the Board (the "Administrator").

      The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper. Subject to the terms and conditions of this Plan, the Administrator shall have the sole authority, in its discretion to interpret the Plan and to make all determinations deemed necessary or advisable for the administration of the Plan.

      3. ELIGIBILITY.

            3.1 EMPLOYMENT REQUIREMENT. Except as otherwise set forth herein, every individual who, on the date of commencement of any offering period pursuant to this Plan, is an employee of the Company or of any parent or subsidiary of the Company, as defined below, is eligible to receive purchase rights to acquire shares of Common Stock of the Company pursuant to this Plan. The term "employee" includes an officer or director who is an employee of the Company or a parent or subsidiary of it, as well as a non-officer, non-director employee of the Company or a parent or subsidiary of it and excludes an individual who provides services to the Company as an independent contractor whether or not such individual is reclassified as a common law employee, unless the Company withholds or is required to withhold U.S. Federal employment taxes for such individual pursuant to Section 3402 of the Internal Revenue Code of 1986, as amended (the "IRC"). As used in this Plan, the terms "parent corporation" and

"subsidiary corporation" shall have the meanings set forth in Sections 424(e) and (f), respectively, of the IRC.

            3.2 PERMISSIBLE EMPLOYEES. In no event shall a purchase right be granted to any individual who, immediately after the grant of such purchase right, would own five percent (5%) or more of the total combined voting power or value of all classes of outstanding capital stock of the Company, its parent or any subsidiary. For purposes of this Section 3.2, in determining stock ownership, an individual shall be considered as owning the voting capital stock owned, directly or indirectly, by or for his brothers and sisters, spouse, ancestors and lineal descendants. Voting capital stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its stockholders, partners or beneficiaries, as applicable. An individual shall be considered as owning the shares of Common Stock issuable upon exercise of any option or purchase right which such individual holds. Additionally, for purposes of this Section 3.2, outstanding capital stock shall include all capital stock actually issued and outstanding immediately after the grant of the option or the purchase right. Outstanding capital stock shall not include capital stock authorized for issue under outstanding options or purchase rights held by any person.

            3.3 EXCLUDED EMPLOYEES. The following categories of employees shall be excluded from participating in this Plan: (i) employees whose customary employment is twenty (20) hours or less per week; and (ii) employees whose customary employment is not more than five months in any calendar year.

            3.4 TRANSFER TO RELATED CORPORATION. In the event that an employee leaves the employ of the Company to become an employee of any parent or subsidiary corporation of the Company, or if the employee leaves the employ of any such parent or subsidiary corporation to become an employee of the Company or of another parent or subsidiary corporation, such employee shall be deemed to continue as an employee of the Company for all purposes of this Plan.

      4. COMMON STOCK SUBJECT TO PLAN.

            4.1 SHARES RESERVED FOR ISSUE. As of April 16, 2002, there shall be reserved for issue upon the exercise of options granted under this Plan three hundred sixty-one thousand eight hundred twenty-seven (361,827) shares of Common Stock ("Plan Shares"), subject to adjustment as provided in Section 12 hereof. If any purchase rights granted under this Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan.

            4.2 AGGREGATE SHARES. Notwithstanding any other provisions of this Plan, the aggregate number of shares of Common Stock subject to outstanding purchase rights granted under this Plan, plus the aggregate number of shares issued upon the exercise of all purchase rights granted under this Plan, shall never be permitted to exceed the number of shares specified in the first sentence of Section 4.1 above.

      5. NONTRANSFERABILITY. All purchase rights acquired pursuant to this Plan shall be nontransferable, except by will or the laws of descent and distribution, and shall be exercisable during the lifetime of the participant only by the participant.

      6. TERMS AND CONDITIONS OF EACH OFFERING. All offerings under this Plan shall be subject to the following terms and conditions:

            6.1 TERM AND FREQUENCY OF OFFERINGS. Each offering under the Purchase Plan will be for a period of twenty-four (24) months (the "Offering Period") commencing on February 1 and August 1 of each year and ending twenty-four (24) months thereafter on January 31 and July 31, respectively; provided, however, that, notwithstanding the foregoing, the first Offering Period will begin on the effective date of the Registration Statement on Form SB-2 for the initial public offering of the Company's Common Stock and will end on January 31, 1999. Except for the first Offering Period, each Offering Period will consist of four (4) six-month purchase periods (each a "Purchase Period") commencing on the first business day of February and August of each year. The first Offering Period shall consist of no fewer than three (3) Purchase Periods, the first of which may be greater or less than six months as determined by the Administrator. The Board has the power to change the duration of Offering Periods or Purchase Periods without stockholder approval, provided that the change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period or Purchase Period to be affected.

            6.2 OTHER TERMS AND CONDITIONS. Purchase rights granted under this Plan shall be subject to the terms and conditions set forth herein, and to such other terms and conditions not inconsistent herewith as the Administrator may deem appropriate, provided that, except as otherwise permitted herein, such terms and conditions shall be identical for each participant granted purchase rights pursuant to any particular offering.

            6.3 ELECTION TO PARTICIPATE. An individual who is an eligible employee and desires to participate in an offering, should deliver to the Administrator on or before the 5th day of the month before the start of the particular Offering Period a written enrollment form evidencing his or her election to participate. Once an employee becomes a participant in an Offering Period, such employee will automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the employee withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in Sections
6.8 and 6.9. If the purchase price on the first day of any current Offering Period in which a participant is enrolled is higher than the purchase price on the first day of any subsequent Offering Period, the Company automatically will enroll such participant in the subsequent Offering Period (the participant does not need to file any forms with the Company to be so enrolled), and any funds accumulated in such participant's account, and not withdrawn, prior to the first day of such subsequent Offering Period will be applied to purchase shares on the Purchase Date immediately prior to the first day of such subsequent Offering Period.

            6.4 PURCHASE RIGHTS. Enrollment by an eligible employee in this Plan with respect to an Offering Period will constitute the grant, as of the first day of such Offering Period, by the Company to such employee of purchase rights to acquire that number of Plan Shares (rounded to the nearest whole share) equal to the quotient obtained by dividing (i) the amount accumulated in such employee's payroll deduction account during each Purchase Period in the Offering Period, by (ii) eighty-five percent (85%) of the lesser of the fair market value of the Company's Common Stock on the first day of the applicable Offering Period or on the last day of the respective Purchase Period, subject to the limitations set forth below (the "Maximum Shares"). No participant may accrue purchase rights, pursuant to this Plan (and/or any other stock purchase plan qualifying under IRC Section 423 of this Company or of any parent or subsidiary of this Company), to acquire more than twenty-five thousand dollars ($25,000) worth of Common Stock (based on the fair market value of the Common Stock on the grant date of the purchase rights) in any one calendar year. No participant may accrue purchase rights pursuant to this Plan to acquire more than the maximum number of shares that may be established for a particular Purchase Period or Offering Period by the Board or the Administrator.

            6.5 PAYMENT FOR COMMON STOCK. The purchase price will be paid with funds accumulated through periodic payroll deductions from the participant's compensation during the Offering Period. The participant should provide written authorization for payroll deductions to the Company department designated by the Administrator, on or before the 5th day of the month preceding any Offering Period, specifying the percentage, which shall be not less than one percent (1%), nor more than twenty percent (20%), of his or her gross compensation earned during each payroll period during the Offering Period, which he or she desires to be deducted and set aside for purchases of Plan Shares for the duration of the Offering Period, up to an aggregate payroll deduction not to exceed twenty-one thousand two hundred fifty dollars ($21,250) in any calendar year. A participant may reduce (but not increase) the rate of payroll deductions during an Offering Period by filing with the Company department designated by the Administrator a new written authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing more than fifteen (15) days after receipt of the authorization and shall continue for the remainder of the Offering Period. Such a change in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one (1) change may be made effective during any Offering Period. A participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing a new authorization for payroll deductions not later than five (5) days before the beginning of such Offering Period. Payroll deductions made for each participant shall be credited to a special book account on the Company's books, but no funds will be actually set aside in any special fund or account.

            6.6 PURCHASE DATES. The semi-annual purchase dates will occur on the last business day of each Purchase Period (the "Purchase Dates"). All payroll deductions collected from the participant and not theretofore applied to the purchase of Plan Shares, will automatically be applied to the purchase of that number of Plan Shares for which the participant was granted purchase rights for that Purchase Period pursuant to the formula set forth in Section 6.4 hereof. Any funds deducted from the participant's compensation pursuant to this Plan during a particular Purchase Period in excess of the purchase price of the shares purchased for the Purchase Period shall be carried over to subsequent Purchase Periods within the same Offering Period. Any funds deducted from the participant's compensation pursuant to this Plan for a particular Offering Period in excess of the purchase price of the shares purchased during the

Offering Period shall be promptly refunded to the participant following the expiration of the Offering Period.

            6.7 PURCHASE PRICE. The purchase price for the Company's Common Stock purchased under the Purchase Plan is 85% of the lesser of the fair market value of the Company's Common Stock on the first day of the applicable Offering Period or the last day of the respective Purchase Period. For all purposes of this Plan, the fair market value of the Common Stock on any particular date shall be the closing price on such date on the principal securities exchange on which the Company's Common Stock is listed, or, if such Common Stock is not then listed on any securities exchange, then the fair market value of the Common Stock on such date shall be the closing bid price as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") on the trading day. In the event that the Company's Common Stock is neither listed on a securities exchange nor quoted by NASDAQ, then the Administrator shall determine the fair market value of the Company's Common Stock on such date, which in the case of the first day of the first Offering Period will be the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to the Registration Statement on Form SB-2.

            6.8 WITHDRAWAL. Each participant may withdraw from an Offering Period under this Plan by notifying the Administrator in writing of his or her election to withdraw at any time at least fifteen (15) days prior to the end of an Offering Period. Upon receipt of such notice by the Administrator, all future payroll deductions will cease, and any payroll deductions previously collected during such Offering Period pursuant to Section 6.5 (to the extent not already applied to the purchase of Plan Shares) will be refunded, without interest. In the event a participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal in the same manner as set forth above for initial participation in this Plan.

            6.9 TERMINATION OF PARTICIPATION IN AN OFFERING. Payroll deductions with respect to any participant in an offering will automatically terminate upon the participant's cessation of employment, retirement, permanent or total disability, as defined in Section 105(d)(4) of the IRC or death (a "terminating event").

            6.10 REGISTRATION OF PLAN AND DUE AUTHORIZATION. Notwithstanding anything to the contrary, express or implied herein, no rights granted under the Plan may be exercised to any extent unless the Plan (including the purchase rights and the shares covered thereby) is covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act"). If on any Purchase Date, the Plan is not so registered, no rights granted under the Plan or any offering shall be exercised, and the Purchase Date shall be delayed until the Plan is subject to an effective registration statement, except that the Purchase Date shall not be delayed more than six (6) months, and in no event shall the Purchase Date be more than twenty-seven (27) months from the commencement of the particular Offering Period. If on the Purchase Date of any offering hereunder, as delayed to the maximum extent permissible, the Plan is still not registered, no purchase rights shall be exercised and all payroll deductions accumulated (to the extent not already applied to the purchase of Plan Shares) shall be refunded to the participants, without interest. If after reasonable efforts, the Company is unable to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as counsel for the Company deems necessary or appropriate, the Company shall be relieved from any liability for failure to issue and sell Plan Shares upon exercise of such purchase rights unless and until such authority is obtained.

      7. WITHHOLDING AND EMPLOYMENT TAXES. The Company shall be entitled to withhold and/or pay from any payroll deductions made pursuant to this Plan, the amount of any and all applicable federal and state withholding and employment taxes.

      8. EQUAL RIGHTS AND PRIVILEGES. Except as set forth in Sections 3.2 and 3.3, all employees eligible to participate in this Plan shall have the same rights and privileges hereunder, except in any particular offering, the amount of stock which may be purchased by any employee may bear a uniform relationship to the employee's total compensation, or his or her basic or regular rate of compensation.

      9. DISQUALIFYING DISPOSITIONS. If any Plan Shares are disposed of within two (2) years from the date the purchase rights were acquired or within one (1) year after the acquisition of the Plan Shares by the participant, immediately prior to the disposition, the participant shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require.

      10. STOCK ISSUANCE AND RIGHTS AS STOCKHOLDER. Notwithstanding any other provisions of the Plan, no participant shall have any of the rights of a stockholder (including the right to vote and receive dividends) of the Company, by reason of the provisions of this Plan or any action taken hereunder, until the date such participant shall both have paid the purchase price for the Plan Shares and shall have been issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) the stock certificate evidencing such shares.

      11. DESIGNATION OF BENEFICIARY. A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering Period but prior to delivery to him or her of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Exercise Date of an Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective. Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

      12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

            12.1 APPROPRIATE ADJUSTMENT IN NUMBER OF SHARES. Subject to any required action by the Company's stockholders, the number of shares of Common Stock covered by this Plan as provided in Section 4, the number of shares covered by each outstanding purchase right granted hereunder and the purchase price thereof shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of such shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration."

            12.2 MERGERS AND/OR ACQUISITIONS. Subject to any required action by the Company's stockholders, if the Company shall be the surviving corporation in any merger or consolidation (other than one described in (iii) below), each outstanding purchase right shall pertain and apply to the securities to which a holder of the number of shares subject to the purchase right would have been entitled. In the event of (i) a dissolution or liquidation of the Company; (ii) a merger or consolidation in which the Company is the not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the purchase rights granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all participants); (iii) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company; (iv) the sale of substantially all of the assets of the Company; or (v) any other transaction which qualifies as a "corporate transaction" under Section 424(a) of the Internal Revenue Code of 1986, as amended, wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the stockholders of the Company), each outstanding purchase right shall terminate, unless the surviving corporation in the case of a merger or consolidation assumes outstanding purchase rights or replaces them with substitute purchase rights having substantially similar terms and conditions; provided, however, that if an outstanding purchase right is to terminate upon any such event, the Administrator on such terms and conditions as it deems appropriate, shall provide either by the terms of the agreement or by a resolution adopted prior to the occurrence of any such event, that, for some period of time prior to such event, such purchase right shall be exercisable as to all of the shares covered by the portion of the purchase right that previously has not lapsed, terminated, or been exercised.

            12.3 BOARD'S DETERMINATION CONCLUSIVE. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

            12.4 LIMITATION ON RIGHTS. Except as hereinabove expressly provided in this Section 12, no participant shall have any rights by reason of any subdivision or consolidation of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to any purchase right granted hereunder.

            12.5 RESERVATION OF RIGHTS. The grant of a purchase right pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

      13. SECURITIES LAW REQUIREMENTS.

            13.1 INVESTMENT REPRESENTATIONS. The Administrator may require an individual as a condition of the grant and of the exercise of a purchase right, to represent and establish to the satisfaction of the Administrator that all Plan Shares to be acquired will be acquired for investment and not for resale. The Administrator shall cause such legends to be placed on certificates evidencing Plan Shares as, in the opinion of the Company's counsel, may be required by federal and applicable state securities laws.

            13.2 COMPLIANCE WITH APPLICABLE SECURITIES LAWS. No Plan Shares shall be issued unless and until counsel for the Company determines that: (i) the Company and the participant have satisfied all applicable requirements under the Securities Act of 1933, as amended, and the Exchange Act; (ii) any applicable requirement of any stock exchange or quotation system on which the Company's Common Stock is listed or quoted has been satisfied; and (iii) all other applicable provisions of state and federal law have been satisfied.

      14. AMENDMENT. The Board may terminate the Plan or amend the Plan from time to time, immediately after the close of any offering, in such respects as the Board may deem advisable, provided that, without the approval of the Company's stockholders in compliance with the requirements of applicable law, no such revision or amendment shall:

            (a) increase the number of shares of Common Stock reserved under
Section 4 hereof for issue under the Plan, except as provided in Section 12 hereof;

            (b) change the class of persons eligible to participate in the Plan under Section 3 hereof;

            (c) extend the term of the Plan under Section 15 hereof; or

            (d) amend this Section 14 to defeat its purpose.

      15. TERMINATION. The Plan will terminate automatically on the earlier of termination by the Board, issuance of all the shares reserved under the Purchase Plan or ten years from the date the Purchase Plan was adopted by the Board. No offering shall be initiated hereunder after termination of the Plan, but such termination shall not affect the validity of any purchase rights then outstanding.

      16. TIME OF GRANTING OPTIONS. The date of grant of a purchase right hereunder shall, for all purposes, be the date on which the particular Offering Period commences.

      17. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan.

      18. EFFECTIVE DATE. This Plan was adopted by the Board of Directors of the Company on December 3, 1996, and shall be effective on said date. The Plan was approved by the stockholders of the Company on February 25, 1997.

                                   "Annex D"

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I. Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to provide independent and objective oversight of the accounting functions and internal controls of Macrovision Corporation, its subsidiaries and affiliates and to ensure the objectivity of Macrovision's financial statements. The Committee and the Board shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants. The Committee's function is one of oversight and review, and it is not expected to audit Macrovision, to define the scope of the audit, to control Macrovision's accounting practices, or to define the standards to be used in preparation of Macrovision's financial statements. The Audit Committee shall perform the following functions:

      o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

      o Monitor the independence and performance of the Company's independent accountants.

      o Provide an avenue of communication among independent accountants, management, and the Board of Directors.

      o     Report to the Board of Directors.

      o Encourage adherence to, and continuous improvement of, the Company's policies, procedures, and practices of all levels.

      o     Review areas of potential significant financial risk to the Company.

      o     Monitor compliance with legal and regulatory requirements.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent accountants and everyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II. Audit Committee Composition

The Audit Committee shall be comprised of not less than three directors appointed by the Board, each of whom shall be an independent non-employee director, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements or within a reasonable period of time after the appointment to the Committee develop such skills, and at least one member of the Committee shall have accounting related financial management expertise or any other comparable experience or background that results in the individual's financial sophistication. No member of the Committee shall be employed or otherwise affiliated with Macrovision's independent accountants.

In the event that a Committee member faces a potential or actual conflict of interest with respect to a matter before the Committee, that Committee member shall be responsible for alerting the Committee Chair, and in the case where the Committee Chair faces a potential or actual conflict of interest, the Committee Chair shall advise the Chairman of the Board of Directors. In the event that the Committee Chair, or the Chairman of the Board of Directors, concurs that a potential or actual conflict of interest exists, the conflicted Director shall recuse himself/herself until the matter, posing the potential or actual conflict of interest, is resolved.

III. MEETINGS

If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote. The Committee members shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare or approve, as the case may be, an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent accountants, and as a Committee to discuss any matter that the Committee or any of these groups believe should be discussed.

A quorum of the Committee shall be declared when a majority of the appointed members of the Committee are in attendance. Meetings shall be scheduled at the discretion of the Chair. Notice of the meetings shall be provided at least 48 hours in advance of the scheduled meeting time, unless such notice is waived by all Committee members either in writing or by participating in the meeting. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

The Committee shall maintain minutes of the meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

IV. Audit Committee Responsibilities and Duties

      1. CHARTER. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

      2. FINANCIAL DISCLOSURE DOCUMENTS. Review with management and the independent accountants Macrovision's financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders and following the satisfactory completion of each year-end review recommend to the Board the inclusion of the audited financial statements in Macrovision's filing on Form 10-K. The review shall include any significant problems and material disputes between management and the independent accountants and a discussion with the independent accountants out of management's presence of the quality of Macrovision's accounting principles as applied in its financial reporting, the clarity of Macrovision's financial disclosures and degree of aggressiveness or conservatism of Macrovision's accounting principles and underlying estimates, and a frank and open discussion of other significant decisions made by management in preparing the financial disclosure and reviewed by the independent accountants.

      3. QUARTERLY REPORTS. Review with management and the independent accountants Macrovision's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent accountants in accordance with SAS
            61. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

      4. INTERNAL CONTROL SYSTEMS. In consultation with management, and the independent accountants, the Committee shall consider the integrity of the Company's financial reporting process and controls to ensure reliability of the financial reporting and compliance with applicable codes of conduct, laws and regulations. Review significant findings prepared by the independent accountants together with management's responses.

      5. OVERSIGHT OF INDEPENDENT ACCOUNTANTS. Evaluate the independent accountants on an annual basis and where appropriate recommend a replacement for the independent accountants. In such evaluation, the Committee shall ensure that the independent accountants deliver to the Committee a formal written statement delineating all relationships between the accountants and Macrovision. The Committee also shall engage in a dialogue with the accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and in response to the independent accountants' report take, or recommend that the Board take, appropriate action to satisfy itself of the independent accountants' independence. The Company shall not hire former employees of the independent accountants from any office providing assurance services to Macrovision until 12 months have elapsed after cessation of employment with the independent accountants.

      6. COMPENSATION. Approve fees and other significant compensation to be paid to the independent accountants.

      7. PLAN OF AUDIT. Consult with the independent accountants regarding the plan of audit, including scope, and staffing. The Committee also shall review the independent accountants' report on the audit and review with management the independent accountants' suggested changes or improvements in Macrovision's accounting practices or controls.

      8. ACCOUNTING PRINCIPLES AND DISCLOSURE. Review significant developments in accounting rules. The Committee shall review with management recommended changes in Macrovision's methods of accounting or financial statements. The Committee also shall review with the independent accountants any significant proposed changes in accounting principles and financial statements. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

      9. CONSULTATION WITH LEGAL COUNSEL. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on Macrovision's financial statements, or Macrovision's compliance with applicable laws and regulations, and any inquiries received from the regulators or governmental agencies.

      10. REPORT TO STOCKHOLDERS. Annually prepare a report to stockholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

      11. ADEQUACY OF PERSONNEL. Review periodically the adequacy of Macrovision's accounting, financial and auditing personnel resources.

      12. RISK MANAGEMENT. Review and evaluate risk management policies in light of business strategy, capital strength, and overall risk tolerance. The Committee also shall evaluate on a periodic basis Macrovision's investments and derivatives risk management policies, including the internal system to review operational risks, procedures for derivatives investment and trading, and safeguards to ensure compliance with procedures.

      13. TAX POLICIES. Review periodically Macrovision's tax policies and pending audits or assessments.

      14. INTERNAL AUDIT. Determine the scope, roles and responsibilities of an Internal Audit function, including assessment of resource requirements (internal, external and/or combined).